                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  ----------

                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 3, 1998
                                                  -----------------

                           TRANSMEDIA NETWORK INC.
  --------------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Delaware                     1-13806                84-6028875
----------------------------  ------------------------    -----------------
(State or other jurisdiction  (Commission File Number)     (IRS Employer
  of incorporation)                                      Identification No.)


    11900 Biscayne Boulevard, Suite 460, Miami, Florida             33181
----------------------------------------------------------------------------
          (Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code:    (305) 892-3300
                                                    --------------------




                       Exhibit Index Appears on Page 6
                          Total Number of Pages: 90

ITEM 5.  Other Events

         On March 3, 1998, the stockholders of Transmedia Network Inc., a Delaware corporation (the "Registrant"), approved, and the Registrant completed, the issuance and sale of 2,500,000 shares (collectively, the

"Shares") of common stock, par value $.02, of the Registrant (the "Common Stock") and Warrants to purchase an additional 1,200,000 shares of Common Stock (the "Warrants") to Samstock, L.L.C., a Delaware limited liability company ("Samstock"), EGI-Transmedia Investors, L.L.C., a Delaware limited liability company ("TNI") and Halmostock Limited Partnership, a Wyoming limited partnership ("Halmostock"; together with Samstock and TNI, the "Stockholders") for an aggregate purchase price of $10,625,000 in cash.1/ According to the
Schedule 13D/A filed by the Stockholders with the Securities and Exchange Commission on March 4, 1998, the source of consideration for the purchase of the Shares and the Warrants (i) by TNI and Samstock was capital contributions by the members of TNI and Samstock, respectively, and (ii) by Halmostock was a loan to Halmostock of $1,543,999.25 from an affiliate, which affiliate is a Wyoming limited partnership whose general partner of which is Halmos Investments-Western, Inc., a Wyoming corporation. The loan to Halmostock is evidenced by a note dated March 2, 1998, which is payable on demand and bears interest at a rate of 8% per annum.


_______________
1/ The Registrant, Samstock, TNI and Halmostock entered into an Assignment Agreement and, in connection therewith, executed an Amended and Restated Investment Agreement dated as of March 3, 1998 and an
     Amended and Restated Agreement Among Stockholders dated as of March
     3, 1998, each of which amends and restates the prior versions of such agreements filed with the Registrant's Current Report on Form
     8-K dated November 6, 1997 (filed with the Commission on November
     17, 1997). Pursuant to the Amended and Restated Agreement Among Stockholders, the Stockholders agreed to vote all shares over which it has voting control in favor of the election of Melvin Chasen to the Registrant's Board of Directors, as long as (i) Melvin Chasen and Iris Chasen, collectively, beneficially own at least 950,000 shares of Common Stock of the Registrant, and (ii) the Stockholders are entitled to designate one or two directors of the Registrant under the Amended and Restated Investment Agreement. In addition, the Stockholders and the Registrant entered into a Stockholders Agreement dated as of March 3, 1998 (the "Stockholders Agreement") pursuant to which Halmostock granted to TNI and Samstock a proxy to vote its shares, a right of first refusal on its shares, and the right to require Halmostock to sell its shares on the same terms as TNI and Samstock in certain circumstances and subject to certain conditions. Each of the foregoing documents are exhibits to this Report; the foregoing summary of material terms of these documents is qualified in its entirety by reference to these exhibits.

The following table sets forth details of the purchase:

                            Number of          Number of          Aggregate
 Name of Stockholder    Shares Acquired    Warrants Acquired    Purchase Price

 -------------------    ---------------    -----------------    --------------
 TNI                          322,059            154,588      $ 1,368,750.75
 Samstock                   1,825,000            876,000        7,756,250.00
 Halmostock                   352,941            169,412        1,499,999.25
                            ---------          ---------      --------------
                            2,500,000          1,200,000      $10,625,000.00

         Samstock and TNI are affiliates of Equity Group Investments Inc. ("Equity Group"), a privately held investment company headed by Sam Zell. Halmostock is an affiliate of Steven J. Halmos. According to information presented in the Schedule 13D/A dated March 3, 1998 filed by the Stockholders with the Commission on March 4, 1998, the Stockholders beneficially owned as of such date an aggregate of 5,140,009 shares of Common Stock, representing approximately 35.8% of the Common Stock issued and outstanding.

         In connection with the foregoing transactions, the stockholders of the Registrant also approved on March 3, 1998 an amendment to the Registrant's Certificate of Incorporation to declassify the Board of Directors of the Registrant and elected as directors each of the nominees as described in the Company's Proxy Statement dated February 10, 1998.

ITEM 7.  Financial Statements and Exhibits

 Exhibit
 Number                              Description
 --------                            -----------

   3.1 Certificate of Amendment to the Certificate of Incorporation of Transmedia Network Inc., as filed with the Secretary of State of
          Delaware on March 3, 1998;

   3.2 Amended and Restated By-laws of Transmedia Network Inc., as adopted on March 4, 1998;

  10.1 Stock Purchase and Sale Agreement, dated as of November 6, 1997, among Transmedia Network Inc., Samstock, L.L.C. and EGI-Transmedia Investors, L.L.C.;*

  10.2    Form of Warrant to Purchase Common Stock;*

  10.3 Assignment Agreement, dated as of March 3, 1998, among Transmedia Network Inc., Samstock, L.L.C., EGI-Transmedia Investors, L.L.C. and Halmostock Limited Partnership;

  10.4 Amended and Restated Investment Agreement, dated as of March 3, 1998, among the Transmedia Network Inc., Samstock L.L.C., EGI-Transmedia Investors, L.L.C. and Halmostock Limited Partnership;


  10.5 Amended and Restated Agreement Among Stockholders, dated as of March 3, 1998, among Transmedia Network Inc., Samstock, L.L.C., EGI-Transmedia Investors, L.L.C., Melvin Chasen and Iris Chasen and Halmostock Limited Partnership; and

  10.6 Stockholders Agreement, dated as of March 3, 1998, among Transmedia Network Inc., EGI-Transmedia Investors, L.L.C., Samstock, L.L.C. and Halmostock Limited Partnership.
-------------------------
* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated November 6, 1998 (filed with the Commission on November 17, 1997) and incorporated by reference thereto.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TRANSMEDIA NETWORK INC.


Date: March 17, 1998               By:  /s/ Melvin Chasen
                                       ------------------
                                        Melvin Chasen
                                        President and Chief Executive Officer

                              INDEX TO EXHIBITS


   Exhibit
   Number                      Description                                 Page
   -------                     -----------                                 ----

     3.1   Certificate of Amendment to the Certificate of Incorporation      7
           of Transmedia Network Inc., as filed with the Secretary of State of Delaware on March 3, 1998;

     3.2   Amended and Restated By-laws of Transmedia Network Inc., as      10
           adopted on March 4, 1998;

    10.1   Stock Purchase and Sale Agreement, dated as of November 6,        *

           1997, among Transmedia Network Inc., Samstock, L.L.C. and EGI-Transmedia Investors, L.L.C.;

    10.2   Form of Warrant to Purchase Common Stock;                         *

    10.3   Assignment Agreement, dated as of March 3, 1998 among            30
           Transmedia Network Inc., Samstock, L.L.C., EGI-Transmedia Investors, L.L.C. and Halmostock Limited Partnership;

    10.4   Amended and Restated Investment Agreement, dated as of           47
           March 3, 1998, among the Transmedia Network Inc.,
           Samstock L.L.C., EGI-Transmedia Investors, L.L.C. and
           Halmostock Limited Partnership;

    10.5   Amended and Restated Agreement Among Stockholders, dated as      67
           of March 3, 1998, among Transmedia Network Inc., Samstock,
           L.L.C.; EGI-Transmedia Investors, L.L.C., Melvin Chasen and
           Iris Chasen and Halmostock Limited Partnership; and

    10.6   Stockholders Agreement, dated as of March 3, 1998 among          79
           Transmedia Network Inc., EGI-Transmedia Investors, L.L.C., Samstock, L.L.C. and Halmostock Limited Partnership.
--------------

* Previously filed as an exhibit to the Registrant's Current Report on Form 8-K dated November 6, 1998 (filed with the Commission on November 17, 1997) and incorporated by reference thereto.

                                                                  EXHIBIT 3.1

                           CERTIFICATE OF AMENDMENT

                                      OF

                         CERTIFICATE OF INCORPORATION

                                      OF

                           TRANSMEDIA NETWORK INC.

                   Pursuant to Section 242 of the Delaware
                           General Corporation Law


         TRANSMEDIA NETWORK INC., a Delaware corporation, hereby certifies as follows:

         FIRST: The Amended Certificate of Incorporation of the Corporation was originally filed in the Office of the Secretary of State of Delaware on June 10, 1987 and a certified copy was recorded in the Office of the Recorder of

Kent County, Delaware.

         SECOND: The Certificate of Incorporation is amended to eliminate the provisions for a classified Board by striking Paragraph 2 of Article Five of the Certificate of Incorporation in its entirety and inserting the following new Paragraph 2 of Article Five as follows:

           "Subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of directors then authorized."

         THIRD: This Amendment to the Certificate of Incorporation was duly approved by the unanimous vote of the Board of Directors at a duly convened Board of Directors Meeting on November 6, 1997 and that thereafter, pursuant to resolution of its Board of Directors, the annual meeting of stockholders was duly called and held, upon at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

 FOURTH: That said amendment duly adopted in accordance with provisions of Sections 141(b), 212, 216, 231 and 242 of the Delaware General Corporation Law.



                          [Signature Page to Follow]

 IN WITNESS WHEREOF, the Corporation caused this Certificate of
Amendment of its Certificate of Incorporation to be executed by its Chairman of the Board, President and Chief Executive Officer this 3rd day of March, 1998.


                                      TRANSMEDIA NETWORK INC.



                                      By:  /s/ Melvin Chasen
                                          --------------------
                                          Name: Melvin Chasen

                                          Title: Chairman of the Board,
                                                 President and Chief
                                                 Executive Officer

                                                                   EXHIBIT 3.2

                                                     AS ADOPTED March  4, 1998


                           TRANSMEDIA NETWORK INC.

                            A Delaware Corporation

                                   BY-LAWS


                                  ARTICLE I

                                   OFFICES


         Section 1. Registered Office. The registered office of the Corporation shall be in the City of Dover, County of Kent, State of Delaware.

         Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors may from time to time determine or the business of the Corporation may require.

                                  ARTICLE II

                           MEETINGS OF STOCKHOLDERS

         Section 1. Place of Meetings. All meetings of the stockholders for the election of directors shall be held at such regular place as may be fixed from time to time by the board of directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the board of directors and stated in the notice of the meeting. Meetings of stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

 Section 2. Annual Meeting. The Corporation shall hold an annual meeting of stockholders, in the manner set forth in the following sections, at which the stockholders shall elect the board of directors of the Corporation and transact such other business as may properly be brought before the meeting.

 Section 3. Date of Annual Meeting. Annual meetings of stockholders shall be held on March 1 of each year at 10:00 A.M. or at such other date and time as is designated by the board of directors and stated in the notice of the meeting, or if such date falls on Saturday, Sunday or a legal holiday, on the first business day thereafter.

 Section 4. Notice of Annual Meeting. Written notice of the annual meeting stating the place, date and hour of the meeting, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

 Section 5. List of Stockholders; Inspection. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

         Section 6. Special Meetings. Special meetings of the stockholders for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President. Special meetings shall be called by the Chairman of the Board or the President or Secretary at the request of a majority of the directors then in office, or at the request in writing of the holders of at least a majority of the voting power of all shares entitled to vote at such meeting. Such request shall state the purpose or purposes of the proposed meeting.

         Section 7. Notice of Special Meetings. Written notice of a special meeting of stockholders stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.

         Section 8.   Proper Business at Special Meetings.  Business transacted

at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         Section 9. Quorum. The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided herein or by statute. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

 Section 10. Requirement of Majority Vote. When a quorum is present at any meeting, the vote of a majority of all of the shares of Common Stock present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which a different vote is required by express provision of statute or of another section of these By-Laws, in which case such express provision shall govern and control the decision of such question.

 Section 11. Voting; Proxies. Each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the Common Stock held by such stockholder. No proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

 Section 12. Action Upon Consent. Any action required or permitted to be taken at any annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of issued and outstanding Common Stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or an agent of the Corporation having custody of the book in which proceedings and meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within sixty days of the earliest dated consent delivered to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings and meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                 ARTICLE III

                                  DIRECTORS

 Section 1. Number and Term of Office. The number of directors of the Corporation shall be determined initially by the Incorporator of the Corporation. Thereafter, subject to the rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the board of directors pursuant to a resolution adopted by a majority of the total number of directors then authorized. The number of directors so fixed is sometimes referred to in these ByLaws as the "total number of directors." The first directors of the Corporation shall be designated by the Incorporator. Thereafter, subject to the rights of the holders of any series of Preferred

Stock to elect additional directors under specified circumstances, the directors shall be elected at the annual meeting of stockholders by a plurality of the issued and outstanding shares of Common Stock of the Corporation entitled to vote thereat, except as provided in Section 2 of this Article and shall hold office until their respective successors are duly elected and qualified or until their earlier resignation or removal. Directors need not be stockholders.

         Section 2. Vacancies; Newly Created Directorships. Subject to the rights of the holders of any series of Preferred Stock, and unless the board of directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office until such director's successor shall have been duly elected and qualified or until his or her earlier resignation or removal. No decrease in the number of authorized directors constituting the entire board of directors shall shorten the term of any incumbent director. If there are no directors in office, then an election of directors may be held in the manner provided by applicable law.

         Section 3. Management. The business of the Corporation shall be managed by or under the direction of its board of directors. The board of directors may exercise all the powers of the Corporation and do all such lawful acts and things as are not by statute, by the Certificate of Incorporation of the Corporation, or by these By-Laws directed or required to be exercised or done by the stockholders.

         Section 4. Place of Meetings. The board of directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware.

         Section 5. Annual Meeting. The first meeting of each newly elected board of directors shall be held at the same place as, and immediately following, the annual meeting of stockholders. No notice of such meeting need be given to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event such meeting is not held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors.

         Section 6. Regular Meetings. Regular meetings of the board of directors may be held without notice at such time and at such place as shall time to time be determined by the board.

         Section 7. Special Meetings. Special meetings of the board of directors may be called by the Chairman of the Board or the President on two days notice to each director. Special meetings shall be called by the Chairman of the Board, the President or Secretary in like manner and on like notice on the written request of any director. Such request of a director and any notice of a special meeting shall state the purpose or purposes of the proposed meeting.

         Section 8. Quorum. At all meetings of the board of directors, a majority of the total number of directors shall constitute a quorum for the transaction of business and for action of the board of directors, except as may be otherwise specifically provided by statute. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors. If a quorum shall not be present at any meeting of the board, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         Section 9. Action by Consent. Any action required or permitted to be taken at any meeting of the board of directors, or of any committee designated by the board, may be taken without a meeting, if all members of the board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the board or committee.

         Section 10. Telephonic Meetings. Members of the board of directors, or any committee designated by the board, may participate in a meeting of the board, or any such committee, by means of conference telephone or other telecommunications equipment by means of which all persons participating in the meeting can hear each other. Such participation in a meeting shall constitute presence in person at the meeting.

         Section 11. Committees of the Board of Directors; Powers. The board of directors may, by a majority of the total number of directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting of the committee and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the board, shall have and may exercise all the powers and authority of the board of directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it. However, no such committee shall have the power or authority (i) to amend, or recommend to the Stockholders the amendment of, the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in subsection (a) of Section 151 of the Delaware General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series),
(ii) to adopt an agreement of merger or consolidation under Section 251 or 252 of the Delaware General Corporation Law, (iii) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (iv) to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, (v) to amend the By-Laws of the Corporation, or (vi), unless the resolution creating the committee or the Certificate of Incorporation expressly so provides, to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the board of directors.

         Section 12. Minutes of Committee Proceedings. Each committee shall keep regular minutes of its meetings and, on no less than a quarterly basis, report such minutes to the board of directors.

         Section 13. Compensation of Directors. The board of directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the board. The directors may be paid a fixed sum for attendance at each meeting of the board or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed a compensation for attending committee meetings.

         Section 14. Removal of Directors. The stockholders may, at any special meeting the notice of which shall state that it is called for that purpose, remove, with cause, any Director and fill the vacancy; provided that whenever any Director shall have been elected by the holders of any class of stock of the Corporation voting separately as a class under the provisions of the Certificate of Incorporation, such Director may be removed and the vacancy filled only by the holders of that class of stock voting separately as a class. Vacancies caused by any such removal and not filled by the stockholders at the meeting at which such removal shall have been made, may be filled by the affirmative vote of a majority of the Directors then in office, although less than a quorum, and any Director so elected to fill any such vacancy shall hold office until his successor is elected and qualified of until his earlier resignation or removal.

         Section 15. Resignation by a Director. A director may resign at any time by giving written notice to the Corporation. The resignation shall take effect at the time specified therein or, if such time is not specified, upon receipt by the Corporation. Unless otherwise required by law or specified in the resignation, such resignation need not be accepted by the Corporation to be effective.

         When one or more directors shall resign effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as herein provided in connection with the filling of other vacancies.


                                  ARTICLE IV

                                    NOTICE

         Section 1. Notices. Whenever, under the provisions of any statute, the certificate of incorporation or these By-Laws, notice is required to be given to any director or stockholder, such notice shall be given to any director or stockholder, such notice shall be given in writing and shall be deemed sufficiently given if (i) sent by United States mail, postage prepaid, (ii) delivered personally against receipt or (iii) sent by telegram or telex and in addition contemporaneously confirmed by United States mail, postage prepaid. Notice, in whatever form given, shall be addressed to directors or stockholders at their respective addresses appearing on the books of the Corporation. Any notice given by telegram or telex shall be deemed to have been given when it shall be delivered for transmission and any notice given by mail shall be deemed to be given when deposited in a post office or a letter box.

         Section 2. Waiver of Notice. Whenever any notice is required to be given under the provisions of any statute, the Certificate of Incorporation, or these By-Laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. A written waiver is valid even though it does not set forth the purpose of, or the business transacted at, the meeting for which the waiver is given. A person's attendance at a meeting shall constitute a waiver of notice of such meeting, except when such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                                  ARTICLE V

                                   OFFICERS

 Section 1.   Executive Officers. The executive officers of the
Corporation shall be a President, a Treasurer and a Secretary. The board of directors may elect or appoint a Chairman of the Board, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries and such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as provided in these By-Laws and as shall be determined from time to time by the board. Any number of offices may be held by the same person.

 Section 2. Elections. The board of directors, at its first meeting after each annual meeting of stockholders, shall elect persons to fill the offices described in Section 1 above, except that the office of Chairman of the Board of Directors need not be filled if the board does not so desire.

 Section 3. Compensation. The salaries of all officers of the Corporation shall be fixed by the board of directors or a designated committee thereof, provided, however, that a majority of the directors then in office or members of such committee may delegate to the

Chairman of the Board or the President the authority to fix the salaries of all or any officers other than the Chairman of the Board and the President.

         Section 4. Term; Removal; Resignation. Each officer of the Corporation shall hold office until his or her successor is elected and qualified, or until his or her earlier resignation or removal. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the total number of directors. An officer may resign at any time by giving written notice to the Corporation. The resignation shall take effect at the time specified therein or, if such time is not specified, upon receipt by the Corporation. Unless otherwise required by law or specified in the resignation, such resignation need not be accepted by the Corporation to be effective. Any vacancy occurring in any office of the Corporation shall be filled by the board of directors.

         Section 5. The Chairman of the Board. The Chairman of the Board shall perform such duties and have such powers as are set forth by these By-Laws and as the board of directors shall from time to time prescribe.

         Section 6. The President. If the board of directors has elected a Chairman of the Board, all duties and powers of the President set forth in this Section are qualified by and subject to the duties and powers assigned to the Chairman of the Board by these By-Laws and by the board of directors. The President shall be the chief executive officer of the Corporation. The President shall preside at all meetings of the stockholders and of the board of directors. Subject to the direction and control of the board of directors, the President shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the board of directors are carried into effect. The President shall perform such other duties and have such other powers as the board may from time to time prescribe.

 Section 7. The Vice Presidents. In the absence of the President or in the event of the President's inability to act, the Vice President (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President. When so acting, the Vice President shall have all the powers of and be subject to all the restrictions upon the President. The Vice President shall perform such other duties and have such other powers as the board of directors, the Chairman of the

Board, or the President may from time to time prescribe.

 Section 8. The Treasurer. The Treasurer shall be the chief financial officer of the Corporation. The Treasurer shall have the custody of the corporate funds and securities and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the board of directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the board of directors, taking proper vouchers for such disbursements. The Treasurer shall render to the Chairman of the Board, the President and the board, at its regular meetings, or when the board so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the board, the Treasurer shall give the Corporation a bond for such term, in such sum, and with such surety or sureties as shall be satisfactory to the board for the faithful performance of the duties of the office and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

         Section 9. Assistant Treasurer. The Assistant Treasurer, if any, shall in the absence of the Treasurer or in the event of the Treasurer's inability to act, perform the duties and exercise the powers of the Treasurer. The Assistant Treasurer shall perform such other duties and have such other power as the board of directors may from time to time prescribe.

         Section 10. The Secretary. The Secretary shall attend all meetings of the board of directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the board in a book to be kept for that purpose. The Secretary shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board. The Secretary shall perform such other duties as may be prescribed by the board, the Chairman of the Board, or the President, under whose supervision the Secretary shall serve. The Secretary shall have custody of the corporate seal of the Corporation and shall have authority to affix the same to any instrument requiring it. When so affixed, the corporate seal of the Corporation may be attested by the Secretary's signature.

         Section 11. Assistant Secretary. The Assistant Secretary, if any, shall, in the absence of the Secretary or in the event of the Secretary's inability to act, perform the duties and exercise the powers of the Secretary. The Assistant Secretary shall perform such other duties and have such other powers as the board of directors may from time to time prescribe. The Assistant Secretary shall have the same authority to affix and attest the corporate seal of the Corporation as does the Secretary, even in instances where the Secretary is not absent or unable to act.

                                  ARTICLE VI

                           STOCK OF THE CORPORATION

         Section 1. Form of Stock Certificates. Every holders of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation, by (a) the Chairman or Vice Chairman of the board of directors, if any, or the President or a Vice President of the Corporation and
(b) the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation. Such certificates shall bear such legend with respect to any restrictions upon the transfer of such stock as shall be required by statute or an agreement between the Corporation and the holder of the stock represented by such certificate.

         Section 2. Facsimile Signatures. Any of or all the signatures on the certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were still such officer, transfer agent or registrar at the date of issue.

         Section 3. Lost Certificates. The board of directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or the owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate or certificates alleged to have been lost, stolen or destroyed or with respect to the issuance of the new certificate or certificates.

         Section 4. Transfer of Stocks. Subject to compliance with applicable law and with any provision contained in the Certificate of Incorporation, these By-Laws or any agreement with respect to restrictions upon the transfer of shares of stock of the Corporation, upon (i) surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, and (ii) delivery of such evidence of the payment of transfer taxes and compliance with other provisions of law as the Corporation or its transfer agent may require, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

         Section 5. Fixing Record Date. In order that the Corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to consent to corporate action in writing without a meeting, (iii) to receive payment of any dividend or other distribution or allotment of any rights, or (iv) to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the board of directors may fix a record date, which shall not precede the date upon which the resolution fixing the record date is adopted by the board, and shall not be more than sixty nor less than ten days before the date of a stockholders meeting, or more than ten days after the date upon which the resolution fixing the record date for a written consent is adopted by the board, or more than sixty days prior to any such other action, as the case may be. If the board of directors does not fix a record date, then: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or an officer or agent of the Corporation having custody of the book in which proceedings and meetings of the stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board may fix a new record date for the adjourned meeting.

         Section 6. Registered Stockholders. Except as otherwise provided by the laws of Delaware and applicable securities laws: (i) the Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares as the person who is entitled to receive dividends and to vote as such owner; (ii) the Corporation may hold liable for calls and assessments a person registered on its books as the owner of shares; and (iii) the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

                                 ARTICLE VII

                              GENERAL PROVISIONS

         Section 1. Dividends. Dividends upon the Common Stock of the Corporation may be declared by the board of directors as permitted by law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the Common Stock.

         Section 2. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the board of directors may from time to time designate.

         Section 3. Fiscal Year. The fiscal year of the Corporation shall be the twelve month period ended on a date in each year as is specified by resolution of the board of directors.

         Section 4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed, affixed, reproduced, or otherwise. The Seal may be affixed and attested by the Secretary or Assistant Secretary as set forth in Article V hereof. The board of directors may give general authority to any other officer to affix and attest the seal in like manner.

                                 ARTICLE VIII

                                  AMENDMENTS

         These By-Laws may be altered, amended or repealed, and new By-Laws adopted, by vote of (a) the holders of a majority of the shares entitled at the time to vote for the election of directors or (b) a majority of the total number of directors, at any regular or special meeting of or written consent without a meeting by stockholders or directors, as the case may be.

                                                                  EXHIBIT 10.3


                             ASSIGNMENT AGREEMENT

         ASSIGNMENT AGREEMENT, dated as of March 3, 1998, (the "Agreement"), among Samstock, L.L.C., a Delaware limited liability company ("Samstock"), EGI-Transmedia Investors, L.L.C., a Delaware limited liability company (formerly known as Transmedia Investors, L.L.C., "TNI," and together with Samstock, "Assignor"), Transmedia Network Inc., a Delaware corporation (the "Company"), and Halmostock Limited Partnership, a Wyoming limited partnership ("Halmostock").

         WHEREAS, Assignor and the Company have entered into that certain Stock Purchase and Sale Agreement ("Stock Purchase Agreement") dated as of November 6, 1997, pursuant to which the Company has agreed to issue and sell to Assignor, and Assignor has agreed to purchase from the Company, (i) 2,500,000 newly issued shares (such 2,500,000 newly issued shares, collectively the "Shares") of Common Stock in the aggregate, representing approximately 16.84% of the Fully Diluted Common Stock and 19.7% of the outstanding Common Stock, and (ii) a warrant (the "Warrant") to purchase an additional 1,200,000 shares of Common Stock in the aggregate (such additional 1,200,000 shares of Common Stock in the aggregate issuable from time to time upon exercise of the Warrant, collectively the "Warrant Shares"), representing approximately 8.08% of the Fully Diluted Common Stock. All capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Stock Purchase Agreement;

         WHEREAS, Assignor desires to assign to Halmostock and Halmostock desires to acquire from Assignor (the "Assignment"), effective contemporaneously with the consummation of the closing under the Stock Purchase Agreement, the right to purchase from the Company (i) 352,941 of the Shares (the "Halmostock Shares"), (ii) a warrant (the "Halmostock Warrant") in the form of Exhibit A hereto to purchase up to 169,412 of the Warrant Shares (the "Halmostock Warrant Shares") and (iii) a pro rata interest (i.e., a 14.12% interest) in Assignor's rights and remedies under the Stock Purchase Agreement ("Halmostock's Pro Rata Rights");

         WHEREAS, the Company desires to sell to Halmostock, and Halmostock desires to purchase from the Company, the Halmostock Shares, the Halmostock Warrant and Halmostock's Pro Rata Rights.

         NOW, THEREFORE, in consideration of the premises, representations and warranties and the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                                  ARTICLE I

           PURCHASE AND SALE OF SHARES AND WARRANT; RELATED MATTERS

         1.1 Assignment, Purchase and Sale. Subject to the terms and conditions contained in this Agreement, effective contemporaneously with the consummation of the closing under the Stock Purchase Agreement, Assignor does hereby assign, transfer and deliver to Halmostock, and Halmostock does hereby accept the assignment from Assignor of, (a) Assignor's right to purchase from the Company the Halmostock Shares and the Halmostock Warrant and (b) Halmostock's

Pro Rata Rights. At the Closing, the Company shall sell to Halmostock, and Halmostock shall purchase from the Company, the Halmostock Shares, the Halmostock Warrant and Halmostock's Pro Rata Rights.

         1.2 Consideration. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, at the Closing, Halmostock shall pay to the Company $1,499,999.25 in the aggregate ("Halmostock's Purchase Price") for the Halmostock Shares, the Halmostock Warrant and Halmostock's Pro Rata Rights.

         1.3 No Relief of Assignor's Obligations. Notwithstanding anything to the contrary herein, this Agreement and the transactions contemplated hereby shall not relieve Assignor of any of its liabilities, obligations or duties under the Stock Purchase Agreement.

         1.4 Halmostock's Payment of Pro Rata Costs. In order to induce Assignor to enter into this Agreement, Halmostock agrees to pay to Assignor and its Affiliates, within five (5) business days after receipt of written request accompanied by copies of invoices evidencing the costs, fees and expenses identified below, an amount in cash equal to 14.12% of all costs, fees and expenses, not to exceed $40,000.00 in the aggregate, incurred by the Zell Affiliates in connection with (i) the business, legal and accounting due diligence investigation of the Company, (ii) the negotiation, preparation and execution of the Stock Purchase Agreement, the other Transaction Documents and the Halmostock Transaction Documents, (iii) the preparation and filing of any reports, statements and/or other documents with the Securities and Exchange Commission, (iv) the satisfaction of conditions precedent to the Closing, (v) the Closing, and (vi) post-Closing matters, including without limitation, the fees, expenses and disbursements for services performed by Rosenberg & Liebentritt, P.C., Seyfarth, Shaw, Fairweather & Geraldson, Jenner & Block, Arthur Andersen & Co. and Bowne & Co., but excluding all services, if any, performed solely for the benefit of the Zell Affiliates as determined in good faith by the Zell Affiliates.

         1.5 No Liability or Obligation on Steven J. Halmos. Steven J. Halmos shall not be personally liable for any obligation or liability whatsoever under this Agreement.

                                  ARTICLE II

                                 THE CLOSING

         2.1 Time and Place. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, the consummation of the Assignment and the sale of the Halmostock Shares, the Halmostock Warrant and the Halmostock Pro Rata Rights as contemplated by this Agreement shall take place contemporaneously with, and contingent upon, the Closing.

         2.2   Deliveries by the Company. At the Closing, the Company shall deliver the following to Halmostock:

         (a) stock certificates representing the Halmostock Shares, in the name of Halmostock and dated as of the Closing Date;

         (b)   the Halmostock Warrant dated as of the Closing Date;

         (c) the opinion of Morgan, Lewis & Bockius LLP, counsel to the Company, addressed to Halmostock in the form received by Assignor; and

         (d) a copy of all other closing documents in the form delivered by the Company to Assignor.

         2.3 Deliveries by Halmostock. At the Closing, Halmostock shall deliver the following to the Company:

         (a) the Halmostock's Purchase Price by interbank transfer of federal funds to one or more accounts designated in a writing delivered by the Company to Halmostock or by such other means as may be agreed upon in writing by the Company and Halmostock;

         (b) An opinion letter from Kenny Nachwalter Seymour Arnold Critchlow & Spector, P.A., counsel to Halmostock, containing the opinions in the form attached hereto as Exhibit B, with such provisions concerning scope of firm's inquiry, law covered by opinion, reliance by the firm, reliance by third parties, assumptions, definition of firm's "knowledge", qualifications, limitations and similar matters as shall be reasonably acceptable to the Company; and

         (c)   all other closing documents reasonably requested by the Company.

         2.4 Closing under Stock Purchase Agreement. The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to and conditioned upon the contemporaneous consummation of the closing under the Stock Purchase Agreement.

                                 ARTICLE III

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF HALMOSTOCK

         Halmostock hereby represents, warrants and covenants to Assignor and to the Company on the date of this Agreement and again on the Closing Date, which representations and warranties shall survive the Closing as follows:

         3.1 Organization. Halmostock is a limited partnership duly formed, validly existing and in good standing under the laws of the Wyoming.

         3.2   Authority Relative to This Agreement. Halmostock has the

partnership power and authority to execute and deliver this Agreement, that certain Amended and Restated Investment Agreement dated as of March 3, 1998, by and among the Company, Assignor and Halmostock, that certain Stockholders' Agreement dated as of March 3, 1998, by and among the Assignor, Halmostock and the Company and all other documents, instruments and other writings to be executed and/or delivered by or on behalf of Halmostock to Assignor or the Company or any of their representatives in connection with the transactions contemplated hereby or thereby (collectively, the "Halmostock Transaction Documents"), to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of each of the Halmostock Transaction Documents by Halmostock and the consummation by Halmostock of the transactions contemplated hereby and thereby have been duly authorized by the general partner of Halmostock, and no other partnership proceedings on the part of Halmostock are necessary to authorize the execution, delivery and performance of the Halmostock Transaction Documents or the transactions contemplated hereby or thereby. Each of the Halmostock Transaction Documents has been duly executed and delivered by Halmostock and, assuming due authorization, execution and delivery by Assignor constitutes a legal, valid and binding obligation of Halmostock, enforceable against Halmostock in accordance with its terms.

         3.3 No Conflict; Required Filings and Consents. The execution, delivery and performance of the Halmostock Transaction Documents by Halmostock does not and will not: (i) conflict with or violate the organizational documents of Halmostock (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Halmostock, or by which any of its properties are bound or affected; (iii) require any consent, approval, authorization or permit of, action by, filing with or notification to, any Governmental Entity (other than any filing required under Section 13(a) or (d), 14, 15(d) or 16(a) of the Exchange Act); or (iv) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both could become a default) or result in the loss of a material benefit under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the property or assets of Halmostock pursuant to, any Contract, Permit or other instrument or obligation to which Halmostock is a party or by which Halmostock, or any of its properties are bound or affected, except, in the case of clauses (ii), (iii) and (iv), for any such conflicts, violations, breaches, defaults or other occurrences which could not, individually or in the aggregate, have a material adverse effect on Halmostock or reasonably be expected to impair or delay the ability of Halmostock to perform its obligations under this Agreement.

         3.4 Brokers. No broker, finder, investment banker or other person is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by the Halmostock Transaction Documents based upon arrangements made by or on behalf of Halmostock.

         3.5   Investment Intent. Halmostock is purchasing the Halmostock Shares and the Halmostock Warrant and will purchase the Halmostock Warrant Shares for its own account for investment, and not with a view to, or for resale in connection with, any public distribution of the Halmostock Shares, the Halmostock Warrant or any Halmostock Warrant Shares.

         3.6 Availability of Funds. Halmostock has on hand sufficient funds to pay Halmostock's Purchase Price in accordance with the terms of this Agreement and to pay all fees and expenses incurred in connection with the transactions contemplated hereby for which Halmostock is responsible.

         3.7 Halmostock's Indemnification Obligations. Halmostock shall indemnify, save and keep harmless Assignor and the Company and their respective officers, directors, employees, agents, representatives, Affiliates, successors and permitted assigns against and from all Damages sustained or incurred by any of them resulting from or arising out of or by virtue of any inaccuracy in or breach of any representation, warranty or covenant made by Halmostock to Assignor and/or the Company in this Agreement or in any other Halmostock Transaction Document. No specifically enumerated indemnification obligation with respect to a particular subject matter shall limit or affect the applicability of a more general indemnification obligation with respect to the same subject matter. In the event either Assignor or the Company have an actionable claim and have suffered Damages, Halmostock shall not be entitled to require that any action be brought against any Person before action is brought against it hereunder by a Person seeking indemnification by Halmostock.

         3.8 Contribution of Shares. Steven J. Halmos and/or his Affiliates have contributed on or before the date hereof to Halmostock 92,000 shares of Common Stock (the "Contributed Shares"). Halmostock is the sole beneficial and record owner of the Contributed Shares. Halmostock has good and marketable title to the Contributed Shares, free of all Liens, other than any Liens created by the Halmostock Transaction Documents.

                                  ARTICLE IV

                                MISCELLANEOUS

         4.1   Restrictive Legend.

         (a) Halmostock and the Company agree that the certificates representing the Halmostock Shares or the Halmostock Warrant Shares may contain a legend, in substantially the following form:

               "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise disposed of unless (i) there is an effective registration statement under such Act and such laws covering such securities or (ii) such sale, transfer, assignment, offer, pledge or other disposition is exempt from the registration and prospectus delivery requirements of such Act and such laws. The securities evidenced by this certificate are subject to the restrictions on transfer contained in the Amended and Restated Investment Agreement dated as of March 3, 1998, and the Stockholders' Agreement dated as of March 3, 1998, in each case, to which the Company is a party, as amended, supplemented or otherwise modified from time to time, and may not be transferred except in compliance therewith."

 (b) Assignor and the Company agree that the certificates representing the Shares or the Warrant Shares may contain a legend, in substantially the following form:

               "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise disposed of unless (i) there is an effective registration statement under such Act and such laws covering such securities or (ii) such sale, transfer, assignment, offer, pledge or other disposition is exempt from the registration and prospectus delivery requirements of such Act and such laws. The securities evidenced by this certificate are subject to the restrictions on transfer contained in the Amended and Restated Investment Agreement dated as of March 3, 1998, the Amended and Restated Agreement Among Stockholders dated as of March 3, 1998, and the Stockholder's Agreement dated as of March 3, 1998, in each case, to which the Company is a party, as amended, supplemented or otherwise modified from time to time, and may not be transferred except in compliance therewith."

         4.2 Continuing Obligations. The Company and Assignor agree that nothing contained in this Agreement shall in any way relieve Assignor of any of, or in any way diminish, its obligations, liabilities or duties under the Stock Purchase Agreement.

         4.3 Notices. All notices, and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, to the appropriate address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice):

               if to Assignor, Samstock or TNI:

               c/o Samstock, L.L.C.
               Two N. Riverside Plaza, Suite 600
               Chicago, IL  60606
               Attention:  F. Philip Handy
               Fax: (312) 454-0610


               with an additional copy to:

               Rosenberg & Liebentritt, P.C.
               Two N. Riverside Plaza, Suite 1600
               Chicago, IL  60606
               Attention:  Joseph M. Paolucci, Esq.
               Fax: (312) 454-0335

               if to Halmostock:

               Halmostock Limited Partnership
               21 W. Las Olas Blvd.
               Ft. Lauderdale, FL 33301
               Attention:  Steven J. Halmos
               Fax: (954) 760-4983
               with a copy to:

               Kenny Nachwalter Seymour
               Arnold Critchlow & Spector, P.A.
               1100 Miami Center
               201 South Biscayne Boulevard
               Miami, Florida 33131-4327
               Attention:  Thomas H. Seymour, Esq.
               Fax: (305) 372-1861

               if to the Company:

               Transmedia Network Inc.
               11900 Biscayne Boulevard
               Miami, Florida  33181
               Attention:  Chief Executive Officer
               Fax: (305) 892-3342

               with a copy to:

               Morgan, Lewis & Bockius LLP
               101 Park Avenue
               New York, New York  10178
               Attention:  Stephen P. Farrell, Esq.
               Fax:  (212) 309-6273

         4.4 Effectiveness. Notwithstanding anything to the contrary in this Agreement, this Agreement shall become effective only simultaneously with the consummation of the closing under the Stock Purchase Agreement, and no party hereto or any other person shall have any rights or obligations hereunder prior to such time.


         4.5 Expenses. Each party shall bear its own fees and expenses incurred in connection with, relating to or arising out of the execution, delivery and performance of this Agreement, the other Halmostock Transaction Documents and the consummation of the transaction contemplated hereby and thereby, including attorneys', accountants' and other professional fees and expenses.

         4.6 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

         4.7 Entire Agreement; Amendment; Waiver; Assignment; Nature of Obligations. This Agreement, together with the other Halmostock Transaction Documents and the Stock Purchase Agreement, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision of this Agreement, whether or not similar, nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. This Agreement shall not be assigned by operation of law or otherwise without the prior written consent of each of the parties hereto.

         4.8 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

         4.9 Governing Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

         4.10 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         4.11  Interpretation. Unless the context requires otherwise, all words used in this Agreement in the singular number shall extend to and include the plural, all words in the plural number shall extend to and include the singular, and all words in any gender (including neutral gender) shall extend to and include all genders.

         4.12 Counterparts. This Agreement may be executed in two or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

         4.13 Prevailing Party's Attorneys' Fees. Notwithstanding anything to the contrary in this Agreement, in the event of a dispute among TNI and/or Samstock, on the one hand, and Halmostock, on the other hand, concerning the interpretation or enforcement of any provision of this Agreement, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable attorneys' fees and expenses incurred by the prevailing party in connection with such dispute. The Company shall not be bound by this Section 4.13.

         4.14  Jurisdiction and Service of Process.   THE COMPANY, ASSIGNOR AND
HALMOSTOCK HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE STATE OF DELAWARE AND IRREVOCABLY AGREE THAT, SUBJECT TO THE OTHER PROVISIONS OF THIS AGREEMENT, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT WHICH MAY BE LITIGATED SHALL BE LITIGATED IN SUCH COURTS. EACH OF THE COMPANY, ASSIGNOR AND HALMOSTOCK ACCEPTS FOR SUCH PARTY AND IN CONNECTION WITH SUCH PARTY'S PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH OF THE

COMPANY, ASSIGNOR AND HALMOSTOCK AGREES TO ACCEPT SERVICE OF ALL PROCESS BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, IN ANY SUCH PROCEEDINGS IN ANY SUCH COURT, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY EACH SUCH PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. IF ANY AGENT APPOINTED BY THE COMPANY, ASSIGNOR OR HALMOSTOCK REFUSES TO ACCEPT SERVICE, SUCH PARTY HEREBY AGREES THAT SERVICE UPON SUCH PARTY BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE COMPANY, ASSIGNOR OR HALMOSTOCK TO BRING PROCEEDINGS AGAINST THE COMPANY, ASSIGNOR OR HALMOSTOCK IN THE COURTS OF ANY OTHER JURISDICTION.

         4.15 Trial. EACH OF THE COMPANY, ASSIGNOR AND HALMOSTOCK HEREBY WAIVES SUCH PARTY'S RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE COMPANY, ASSIGNOR AND HALMOSTOCK ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY PARTY TO THIS AGREEMENT WITH RESPECT TO ANY ACTION COMMENCED BY ONE OF THEM AGAINST THE OTHER OF THEM. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH

OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF ASSIGNOR AND HALMOSTOCK ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF ASSIGNOR AND HALMOSTOCK FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH SUCH PARTY'S LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY'S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the Company, Halmostock and Assignor have executed this Assignment Agreement as of the date first above written.

                             ASSIGNOR:

                             EGI-TRANSMEDIA INVESTORS, L.L.C.


                                  /s/ Sheli Z. Rosenberg
                             By  -------------------------
                                    Sheli Z. Rosenberg
                                    Vice President


                             SAMSTOCK, L.L.C.


                                  /s/ Sheli Z. Rosenberg
                             By  ------------------------
                                    Sheli Z. Rosenberg
                                    Vice President


                             HALMOSTOCK:

                             HALMOSTOCK LIMITED PARTNERSHIP
                             by Halmos Investments-Western, Inc.,
                             its general partner

                                  /s/ Steven Halmos
                             By: ------------------------
                                 Steven Halmos, President


                             COMPANY:


                             TRANSMEDIA NETWORK INC.


                                  /s/ Melvin Chasen
                             By: ----------------------------
                                 Melvin Chasen, President and
                                 Chief Executive Officer

    EXHIBIT A

                           TRANSMEDIA NETWORK INC.

              WARRANT TO PURCHASE 169,412 SHARES OF COMMON STOCK

                                                     Void after March 2, 2003

         THIS CERTIFIES THAT, for value received, Halmostock Limited Partnership, a Wyoming limited partnership (the "Holder"), is entitled to subscribe for and purchase from Transmedia Network Inc., a Delaware corporation (the "Company"), an aggregate of 169,412 shares (as adjusted pursuant to Section 3 hereof) of fully paid and nonassessable Common Stock (the "Shares") of the Company, at the price per share set forth below (the "Exercise Price") (as adjusted pursuant to Section 3 hereof), and subject to the provisions and upon the terms and conditions hereinafter set forth.

                  Shares                Exercise Price Per Share
                  ------                ------------------------
                  56,470                          $6.00
                  56,471                          $7.00
                  56,471                          $8.00

         1.    Exercise; Payment.

         (a) Time of Exercise; Expiration. This Warrant is immediately exercisable. This Warrant shall expire at, and shall no longer be exercisable after, 5:00 p.m., Chicago local time, on March 2, 2003.

         (b)   Method of Exercise.

               (i) Cash Exercise. The purchase rights represented by this Warrant may be exercised by the Holder, at any time, in whole, or from time to time, in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company, and by the payment to the Company, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price of the Shares being purchased.

               (ii)    Net Issue Exercise. In lieu of exercising this Warrant,

the Holder may elect to receive Shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of the Company's Common Stock computed using the following formula:

                  X = Y (A-B)
                      -------
                         A

Where X  =  the number of Shares to be issued to the Holder.

      Y  =  the number of Shares purchasable under this Warrant.

      A  =  the fair market value of one share of the Company's Common Stock.

      B  =  the Exercise Price (as adjusted to the date of such calculation).

         (iii) Fair Market Value. For purposes of this Section 1, the fair market value of the Company's Common Stock shall mean:

                  A. The average closing price of the Company's Common Stock on the New York Stock Exchange or in the event the Company's Common Stock is not then traded on the New York Stock Exchange the average closing price quoted on any exchange on which the Common Stock is listed, as published in the Mid-Western Edition of the Wall Street Journal for the ten consecutive trading days prior to the date of determination of fair market value.

                  B. If the Company's Common Stock is not then traded on the New York Stock Exchange or on another exchange, the per share fair market value of the Common Stock shall be the fair market value price per share as determined in good faith by the Company's Board of Directors.

         (c) Stock Certificates. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time and, unless this Warrant has been fully exercised or has expired, a new Warrant of identical terms and provisions as those hereof, representing the shares with respect to which this Warrant shall not have been exercised shall also be issued to the Holder within such time.

         2. Stock Fully Paid; Reservation of Shares. All of the Shares issuable upon the exercise of the rights represented by this Warrant will, upon issuance and receipt of the Exercise Price therefor, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company shall at all times have authorized and reserved for issuance sufficient shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. Adjustment of Exercise Price and Number of Shares. The number and kind of Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

         (a) Reclassification. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall, as condition precedent to such transaction, execute a new Warrant providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this Section 3(a) shall similarly apply to successive reclassifications or changes.

         (b) Subdivision or Combination of Warrant Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

         (c) Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to stock payable in, or make any other distribution with respect to stock (except any distribution specifically provided for in the foregoing Section 3(a) and 3(b)) of stock, then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of stock outstanding immediately after such dividend or distribution.

         (d) Adjustment of Number of Warrant Shares. Upon each adjustment in the Exercise Price, the number of shares of stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

         4.    Notice of Adjustments. Whenever the number of Shares purchasable hereunder or the Exercise Price thereof shall be adjusted pursuant to Section 3 hereof, the Company shall provide notice by first class mail to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares which may be purchased and the Exercise Price therefor after giving effect to such adjustment.

         5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Exercise Price then in effect.

         6. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrant."

         7. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder is deemed to be reasonably satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon the receipt of indemnity reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such Warrant, the Company will (at its expense, except for the cost of any lost security indemnity bond required which shall be paid for by the Holder) execute and deliver in lieu of such Warrant a new Warrant of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated Warrant and dated the date of such lost, stolen, destroyed or mutilated Warrant.

         8. Restrictive Legend. The Shares issuable upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

               "The securities evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise disposed of unless (i) there is an effective registration statement under such Act and such laws covering such securities or (ii) such sale, transfer, assignment, offer, pledge or other disposition is exempt from the registration and prospectus delivery requirements of such Act and such laws. The securities evidenced by this certificate are subject to the restrictions on transfer contained in the Amended and Restated Investment Agreement dated as of March 3, 1998, and the Stockholders' Agreement dated as of March 3, 1998, in each case, to which the Company is a party, as amended, supplemented or otherwise modified from time to time, and may not be transferred except in compliance therewith."

         9. Restrictions on Transfer. Neither this Warrant, nor any interest herein, may be transferred to any party without the Company's prior written consent; provided, however, that this Warrant may be transferred to any member of the Zell Group (as defined in that certain Amended and Restated Investment Agreement, dated as of March 3, 1998, among the Company, EGI-Transmedia Investors, L.L.C., Samstock, L.L.C. and Holder) at any time, in whole, or from time to time, in part, without the Company's consent, upon delivery to the Company of the Notice of Transfer in the form of Exhibit 2 hereto.

         10. Rights of Shareholders. No holder of this Warrant shall be entitled, as a Warrant holder, to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         11. Notices, Etc. All notices and other communications between the Company and the Holder shall be mailed by first class registered or certified mail, postage prepaid, (i) if to the Company, at the Company's executive offices, and (ii) if to the Holder, at such address as may have been furnished to the Company in writing by the Holder.

         12. Governing Law, Headings. This Warrant is being delivered in the State of Delaware and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof.

         Issued this 3rd day of March, 1998.

                                      TRANSMEDIA NETWORK INC.


                                       By: _____________________________

                                       Its: ____________________________

                                                                  EXHIBIT 1

                              NOTICE OF EXERCISE


TO: TRANSMEDIA NETWORK INC.
    11900 Biscayne Boulevard
    Miami, Florida  33181
    Attention:  Chief Executive Officer

         1. The undersigned hereby elects to purchase __________ shares of Common Stock of TRANSMEDIA NETWORK INC. pursuant to the terms of the attached Warrant.

         2.    Method of Exercise (Please mark the applicable blank):

               ___ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith payment in full for the purchase price of the shares being purchased.

               ___ The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 1(b)(ii) of the Warrant.

         3. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                          -----------------------------------
                                         (Name)


                          -----------------------------------

                          -----------------------------------
                                        (Address)



                                         ---------------------------------
                                                     (Signature)


                                         Title:---------------------------


                                               ---------------------------
    (Date)

                                                                   EXHIBIT 2

                              NOTICE OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________ the right represented by the attached Warrant to purchase _______* shares of Common Stock of TRANSMEDIA NETWORK INC., to which the attached Warrant relates, and appoints ___________________________ Attorney-in-Fact to transfer such right on the books of TRANSMEDIA NETWORK INC., with full power of substitution in the premises.


         Dated: __________________



                                           _________________________________


                                           By:______________________________

                                              ______________________________
                                                          (Address)


---------------
* Insert here the number of shares without making any adjustment for additional shares of Common Stock or any other stock or other securities or property or cash which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.

                                                                 EXHIBIT 10.4

                  AMENDED AND RESTATED INVESTMENT AGREEMENT

         Amended and Restated Investment Agreement dated as of March 3, 1998, (as amended, supplemented or otherwise modified from time to time, this "Agreement"), among Transmedia Network Inc., a Delaware corporation (the "Company"), Samstock, L.L.C., a Delaware limited liability company ("Samstock"), EGI-Transmedia Investors, L.L.C., a Delaware limited liability company (formerly known as Transmedia Investors, L.L.C., "TNI"), and Halmostock Limited Partnership, a Wyoming limited partnership ("Halmostock"), (each of the foregoing parties, other than the Company, individually an "Investor" and collectively the "Investors").

                             W I T N E S S E T H:

         WHEREAS, pursuant to that certain Stock Purchase and Sale Agreement, dated as of November 6, 1997, among the Company and, Samstock and TNI (the "Purchase Agreement"), the Company has agreed to issue and sell to Samstock and/or TNI, and Samstock and/or TNI have agreed to purchase from the Company, an aggregate of (i) 2,500,000 newly issued shares (collectively, the "Shares") of the Company's Common Stock, par value $.02 per share ("Common Stock"), and (ii) a warrant (the "Warrant") to purchase an additional 1,200,000 shares (collectively, the "Warrant Shares") of Common Stock, in each case in such proportions as are set forth in a notice delivered to the Company pursuant to the terms of the Purchase Agreement.

         WHEREAS, pursuant to that certain Assignment Agreement ("Assignment Agreement"), dated as of even date herewith, among the Company, Samstock, TNI, and Halmostock, Samstock and TNI have assigned to Halmostock their right to acquire from the Company pursuant to the Purchase Agreement (i) 352,941 of the Shares and (ii) a portion of the Warrant exercisable for 169,412 Warrant Shares.

         WHEREAS, the Company, Samstock, TNI, and Melvin Chasen and Iris Chasen, individuals residing in the State of Florida (together "Chasen"), have entered into an Amended and Restated Agreement Among Stockholders, as of the date hereof (the "Agreement Among Stockholders").

         WHEREAS, the Company, Samstock, TNI and Halmostock, have entered into a Stockholders' Agreement, as of the date hereof (the "Stockholders' Agreement").

         WHEREAS, reference is made to that certain Investment Agreement, dated as of November 6, 1997, among the Company, Samstock and TNI (the "Original Investment Agreement").

         WHEREAS, the Company and the Investors are entering into this Agreement to establish certain arrangements with respect to the relationships between them, and intend for this Agreement to amend, restate and supersede the Original Investment Agreement in its entirety.

         NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

         As used in this Agreement, the following terms shall have the following meanings:


         1.1 The terms "beneficial ownership," "person" and "group" shall have the respective meanings ascribed to such terms pursuant to Regulation 13D-G adopted by the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof. The term "affiliate" shall have the meaning ascribed to such term pursuant to Rule 12b-2 under the Exchange Act, as in effect on the date hereof.

         1.2 The "Combined Voting Power" at any measurement date shall mean the total number of votes which could have been cast in an election of directors of the Company had a meeting of the stockholders of the Company been duly held based upon a record date as of the measurement date if all Company Voting Securities then outstanding and entitled to vote at such meeting were present and voted to the fullest extent possible at such meeting.

         1.3 "Company Voting Securities" shall mean, collectively, Common Stock, any preferred stock of the Company that is entitled to vote generally for the election of directors, any other class or series of Company securities that is entitled to vote generally for the election of directors and any other securities, warrants, options or rights of any nature (whether or not issued by the Company) that are convertible into, exchangeable for, or exercisable for the purchase of, or otherwise give the holder thereof any rights in respect of, Common Stock, Company preferred stock that is entitled to vote generally for the election of directors, or any other class or series of Company securities that is entitled to vote generally for the election of directors.

         1.4 "Disinterested Director" means Independent Directors who are "disinterested directors" as that term is used in Section 144 of the Delaware General Corporate Law.

         1.5 "Effective Date" means the Closing Date as defined in the Purchase Agreement.

         1.6 "Independent Director" means directors of the Company who (i) are not current or former employees or officers of the Company, (ii) are not serving as designees of Samstock pursuant to Section 4.2 hereof, (iii) are not 5% or greater stockholders of the Company, and (iv) have no financial interest in and are not otherwise associated with any of the Investors, the Company, any subsidiary of the Company or any of their respective affiliates, excluding, however, any equity interest of not more than 2% of any publicly-held entity. The term "associated" means having a business, financial or familial relationship that might reasonably be expected to affect the individual's judgment with respect to matters in which a member of the Zell Group might be interested.

         1.7 The "Maximum Permitted Voting Power" at any measurement date shall mean the Voting Power as of such measurement date of all Company Voting Securities, regardless of the holder thereof, (i) represented by the Shares or the Warrant Shares, (ii) outstanding as of the date hereof and subject to the Agreement Among Stockholders or the Stockholders' Agreement or (iii) issued by the Company after the date hereof and subject to the Agreement Among Stockholders or the Stockholders' Agreement upon issuance; provided, however, that, in the event that the Company issues any Company Voting Securities after the date hereof, the Maximum Permitted Voting Power shall be adjusted so that the percentage of the Combined Voting Power represented by the Maximum Permitted Voting Power shall not be reduced.

         1.8 "Zell Affiliate" means Samstock, TNI and any of their respective affiliates under control of or common control with Samstock or TNI (exclusive of Halmostock, Chasen and their respective affiliates).

         1.9 "Zell Group" means (i) Samstock, (ii) TNI, (iii) any member of Samstock or TNI, (iv) any affiliate of any member of Samstock or TNI under control of, or common control with, such member, (v) Halmostock, (vi) any partner of Halmostock, (vii) any affiliate of any partner of Halmostock under control of, or common control with, Halmostock, and (viii) any corporations, partnerships, limited liability companies or other legal entities that are the affiliates of any of the foregoing, collectively; provided, however, that publicly held entities that might fall within this definition (a "Public Zell Affiliate") shall not be treated as affiliates of any member of the Zell Group hereunder unless any member of the Zell Group or any of its affiliates took any action, directly or indirectly, to suggest, encourage or assist such entity in taking the relevant action to be attributed to the Zell Group hereunder. For purposes of the preceding sentence and the similar clause appearing in the second sentence of Section 3.1, the failure of any member of the Zell Group or any of its affiliates, upon learning of a Public Zell Affiliate's action, to request that such Public Zell Affiliate refrain from taking such action because of the provisions of this Agreement will be deemed to constitute "encouraging or assisting" in such action.

                                  ARTICLE II

                        REPRESENTATIONS AND WARRANTIES

         2.1 Samstock and TNI jointly and severally represent and warrant to the Company and Chasen as follows:

         (a) Each of Samstock and TNI is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. Each of Samstock and TNI has the limited liability company power and authority to enter into this Agreement and perform its obligations hereunder.

         (b) This Agreement has been duly authorized, executed and delivered by each of Samstock and TNI and constitutes the legal, valid and binding agreement of each of Samstock and TNI, enforceable against each of them in accordance with the terms hereof.

         (c) Neither the execution and delivery of this Agreement nor the performance by Samstock or TNI of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or any agreement or instrument to which Samstock, TNI or their respective properties are bound or by which they are affected or any organizational documents of Samstock or TNI.

         (d) As of the date hereof, no shares of Common Stock (other than the Shares and the Warrant Shares) are currently beneficially owned by Samstock or TNI.

         2.2 Halmostock represents and warrants to the Company, Samstock, TNI and Chasen as follows:

         (a) Halmostock is a limited partnership duly formed, validly existing and in good standing under the laws of Wyoming. Halmostock has the limited partnership power and authority to enter into this Agreement and perform its obligations hereunder.

         (b) This Agreement has been duly authorized, executed and delivered by Halmostock and constitutes the legal, valid and binding agreement of Halmostock, enforceable against it in accordance with the terms hereof.

         (c) Neither the execution and delivery of this Agreement nor the performance by Halmostock of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or any agreement or instrument to which Halmostock or its properties are bound or by which they are affected or the certificate of limited partnership or limited partnership agreement of Halmostock.

         (d) As of the date hereof and as of the Closing Date, Halmostock beneficially owns 92,000 (and no more) shares of Common Stock (other than the Shares and the Warrant Shares), free and clear of any liens, claims, equities or encumbrances of any kind.

         2.3   The Company represents and warrants to Investors as follows:

         (a) The Company is a validly existing corporation under the laws of the jurisdiction of its organization and has the corporate power and authority to enter into this Agreement and perform its obligations hereunder.

         (b) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding agreement of the Company, enforceable against the Company in accordance with the terms hereof.

         (c) Neither the execution and delivery of this Agreement nor the performance of its obligations hereunder will conflict with, or result in a breach of, or constitute a default under, any law, rule, regulation, judgment, order or decree of any court, arbitrator or governmental agency or instrumentality, or any agreement or instrument to which the Company is bound or by which it is affected or any charter documents of the Company.

                                 ARTICLE III


                             STANDSTILL AGREEMENT

         3.1 Acquisition of Company Voting Securities. Except as the same may be approved by a majority of the Disinterested Directors in a specific resolution to that effect adopted prior to the taking of such action, from and after the Effective Date and prior to the fifth anniversary of the Effective Date, no member of the Zell Group shall, directly or indirectly, acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of any Company Voting Securities, by purchase or otherwise, or take any action in furtherance thereof, if the effect of such acquisition, agreement or other action would be (either immediately or upon consummation of any such acquisition, agreement or other action, or expiration of any period of time provided in any such acquisition, agreement or other action) to increase the aggregate beneficial ownership of Company Voting Securities by the Zell Group to such number of Company Voting Securities that represents or possesses greater than the Maximum Permitted Voting Power. Notwithstanding the foregoing maximum limitations, (A) no member of the Zell Group shall be obligated to dispose of any Company Voting Securities beneficially owned in violation of such maximum limitations if, and solely to the extent that, its beneficial ownership is or will be increased solely as a result of (1) a repurchase of any Company Voting Securities by the Company or any of its subsidiaries if such repurchase was approved by a majority of the Disinterested Directors or (2) the purchase by any Public Zell Affiliate not otherwise constituting a part of the Zell Group in accordance with Section 1.9 hereof unless any member of the Zell Group took any action, directly or indirectly, to suggest, encourage or assist in such purchase and (B) the foregoing shall not prohibit any purchase of Company Voting Securities directly from the Company pursuant to the exercise of the Warrant and any rights, oversubscription rights or standby purchase obligations in connection with rights offerings by the Company or exercise of any stock options granted by the Company. For purposes of calculating the maximum limitations, all Company Voting Securities that are the subject of an agreement, arrangement or understanding pursuant to which the Zell Group or any member thereof has the right to obtain beneficial ownership of such securities in the future (including the Warrant Shares to the extent the Warrant has not been exercised or has not expired) shall also be deemed to be outstanding and beneficially owned by the Zell Group or the applicable member thereof.

         3.2 Proxy Solicitations, etc. Prior to the fifth anniversary of the Effective Date, no member of the Zell Group shall solicit proxies, assist any other person in any way, directly or indirectly, in the solicitation of proxies, become a "participant" in a "solicitation" or assist any "participant" in a "solicitation" (as such terms are defined in Rule 14a-1 of Regulation 14A under the Exchange Act) in opposition to the recommendation of a majority of the Disinterested Directors, submit any proposal for the vote of stockholders of the Company, in each case (a) without the prior approval of the majority of the Disinterested Directors or (b) other than with respect to Company Voting

Securities (i) held by any member of the Zell Group or (ii) subject to the Agreement Among Stockholders or the Stockholders' Agreement.

         3.3 No Voting Trusts, Pooling Agreements, or Formation of "Groups". Except as the same may be approved by a majority of the Disinterested Directors in a specific resolution to that effect adopted prior to the taking of such action, prior to the fifth anniversary of the Effective Date, no member of the Zell Group shall (a) form, join or in any other way participate in a partnership, pooling agreement, syndicate, voting trust or other "group" with respect to Company Voting Securities other than (i) the Zell Group or (ii) with any Company stockholders who are parties to the Agreement Among Stockholders or the Stockholders' Agreement as of the date hereof or hereafter become parties to the Agreement Among Stockholders or the Stockholders' Agreement in each case in accordance with the terms thereof as a result of a sale, assignment or other transfer of Company Voting Securities that are subject to the Agreement Among

Stockholders or the Stockholders' Agreement ("Other Covered Stockholders"); or
(b) enter into any agreement or arrangement or otherwise act in concert with any other person other than a member of the Zell Group (provided such member of the Zell Group is itself bound by the terms of this Agreement), or a holder of any interest in any entity included within the Zell Group, for the purpose of acquiring, holding, voting or disposing of Company Voting Securities, other than with any Other Covered Stockholders.

         3.4 No Solicitation of Bidders. Prior to the fifth anniversary of the Effective Date, no member of the Zell Group shall directly or indirectly assist, encourage or induce any person to bid for or acquire outstanding Company Voting Securities (other than any Company Voting Securities held by the Zell Group) in any transaction or series of related transactions, unless the consummation of such transaction or series of related transactions requires approval of a majority of the Board of Directors. Prior to disclosing any confidential non-public information concerning the Company to such person, such person shall have executed and delivered to the Zell Group a confidentiality and standstill agreement on substantially the same terms as those set forth in the letter agreement dated July 16, 1997, entered into between the Company and an affiliate of Samstock and TNI in connection with the transactions contemplated by the Purchase Agreement, with such duration as shall be appropriate under the circumstances in the reasonable judgment of the Zell Group. Promptly upon the Zell Group entering into any written agreement or arrangement with such person concerning a transaction covered by this Section 3.4 (including such aforementioned confidentiality and standstill agreement), the Zell Group shall notify the Company's Board of Directors and provide the Company's Board of Directors with copies of the same; provided, however, that the mere sale of Company Voting Securities by any member of the Zell Group shall not constitute assisting, encouraging or inducing within the meaning of this Section 3.4.

         3.5 Non-Circumvention. Except as the same may be approved by a majority of the Disinterested Directors in a specific resolution to that effect adopted prior to the taking of such action, prior to the fifth anniversary of the Effective Date, no member of the Zell Group shall take any action, alone or in concert with any other person to circumvent the limitations of the provisions of Article III of this Agreement. Without limiting the generality of the foregoing, without such approval no member of the Zell Group shall (i) present to the Company or to any third party any proposal that can reasonably be expected to result in any increase beyond the Maximum Permitted Voting Power of Company Voting Securities beneficially owned in the aggregate by the Zell Group,
(ii) publicly suggest or announce its willingness or desire to engage in a transaction or group of transactions that would result in any increase beyond the Maximum Permitted Voting Power of Company Voting Securities beneficially owned in the aggregate by the Zell Group, or (iii) initiate, request, induce or attempt to induce or give encouragement to any other person to initiate any proposal that can reasonably be expected to result in any increase beyond the Maximum Permitted Voting Power of Company Voting Securities beneficially owned in the aggregate by the Zell Group.

                                  ARTICLE IV

               VOTING OF COMPANY SECURITIES AND RELATED MATTERS

         4.1 Each member of the Zell Group that is a holder of record of Company Voting Securities shall be present, and each member of the Zell Group that is a beneficial owner of Company Voting Securities shall cause the holder of record to be present, in person or by proxy, at all meetings of stockholders of the Company so that all Company Voting Securities owned of record or beneficially by the Zell Group may be counted for the purpose of determining the presence of a quorum at such meetings.

         4.2 So long as Samstock is entitled to designate one or two directors in accordance with the provisions of Section 4.4 hereof, except to the extent otherwise provided herein, the Company shall take all necessary or appropriate action to assist in the nomination and election as directors of (i) that number of individuals specified in Section 4.4 below designated by Samstock to be elected as directors of the Company, provided such designees are reasonably acceptable to the Independent Directors at the time of their designation, and
(ii) two Independent Directors. All persons to be so designated as Independent Directors shall be individuals selected by a majority of the Independent Directors then in office and shall be mutually acceptable to Samstock on the one hand and a majority of the Independent Directors on the other hand. The Company hereby agrees and acknowledges that Sam Zell, F. Philip Handy, Rod Dammeyer and Steven J. Halmos are reasonably acceptable to the Independent Directors as directors of the Company. The Company hereby agrees and acknowledges that Lester Wunderman is reasonably acceptable as an Independent Director. The Company further agrees that one position on the Board of Directors of the Company is intended to be filled by the chief executive officer to be selected by the Board of Directors of the Company, and that in no event shall the chief executive officer of the Company count as a designee of Samstock. Samstock shall cause its designees on the Board of Directors of the Company to take all necessary or appropriate action to assist in the nomination and election as directors of all such nominees as may be selected to serve as Independent Directors in the manner described above. The Zell Group and the directors designated by Samstock shall not vote (as stockholders or directors) in favor of, and shall not take any other action in furtherance of or seeking to cause, a reduction of the number of directors of the Company below seven directors or the removal of any Independent Directors.

         4.3 For purposes of this Agreement, directors "designated by Samstock" shall include directors designated by Samstock as anticipated by this
Article IV, and any other directors of the Company (other than the Company's chief executive officer) affiliated or associated with any member of the Zell Group.

         4.4 Samstock shall be entitled to designate the following number of directors pursuant to Section 4.2 hereof:

               (a) so long as the members of the Zell Group that have executed this Agreement as parties (the "Zell Contracting Parties") beneficially own collectively at least 15% of the Combined Voting Power of all Company Voting Securities (including, for these purposes, the Warrant Shares issuable upon exercise of the Warrant until such time as the Warrant expires), Samstock shall have the right to designate two directors of the

         Company, provided such designees are reasonably acceptable to the Independent Directors at the time of their designation (it being hereby acknowledged and agreed by the Company that each of Sam Zell, F. Philip Handy, Rod Dammeyer and Steven J. Halmos will be acceptable to the Company at the time of designation); and

               (b) so long as the Zell Contracting Parties beneficially own less than 15%, but at least 5% of the Combined Voting Power of all Company Voting Securities (as so calculated), Samstock shall have the right to designate one director of the Company, provided such designee is reasonably acceptable to the Independent Directors at the time of his or her designation (it being hereby acknowledged and agreed by the Company that each of Sam Zell, F. Philip Handy, Rod Dammeyer and Steven
         J. Halmos will be acceptable to the Company at the time of designation);

         provided, however, that at any time when the Zell Contracting Parties shall no longer beneficially own at least 15% of the Combined Voting Power of all Company Voting Securities (as so calculated), Samstock shall cause one of its two designees to resign forthwith such that only one designee remains on the Board of Directors of the Company; and provided, further, that at any time when the Zell Contracting Parties shall no longer beneficially own at least 5% of the Combined Voting Power of all Company Voting Securities (as so calculated), Samstock shall not have the right to designate any directors of the Company, Samstock's rights under this Article IV shall terminate, Samstock shall cause its designees to resign forthwith such that no designee of Samstock remains on the Board of Directors of the Company and all of the covenants under Article IV of this Agreement shall lapse and no longer be of any force or effect. In addition, all of the covenants under Article III of this Agreement shall lapse and no longer be of any force or effect if for any reason any of the director designees who are designated by Samstock pursuant to the rights granted by
Section 4.2, and are reasonably acceptable to the Independent Directors at the time of their designation in accordance with Sections 4.2 and 4.4, shall not be nominated for election as a director of the Company with the unanimous recommendation of all of the directors of the Company (other than those directors designated by Samstock pursuant to Section 4.2) at the next election of directors of the Company following Samstock's designation. At any time when Samstock shall have the right to designate one or two directors, as the case may be, pursuant to this Article IV, the Company shall not increase the number of directors to more than seven directors without the prior written consent of Samstock.

         4.5 Except as expressly set forth above, the Investors shall vote all Company Voting Securities owned of record by the Investors and shall cause all Company Voting Securities owned beneficially by the Investors to be voted with respect to the election or removal of directors of Company, (a) either (i) in accordance with the recommendations of a majority of the Disinterested Directors, or (ii) in the same proportions (including abstentions) as the holders of record of Company Voting Securities other than those beneficially owned by the Zell Group that are entitled to vote on the election of directors (or such other matter) vote their Company Voting Securities, provided, however, that notwithstanding the foregoing subparagraph (a), the Investors may at all times vote their Company Voting Securities for the election or retention of the one or two directors, as the case may be, designated by Samstock in accordance with Section 4.2.

                                  ARTICLE V

                             REGISTRATION RIGHTS

         5.1   Definitions. For purposes of this Article V:

         (a) The term "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act").

         (b) The term "Registrable Securities" means shares of Common Stock held, from time to time, by any member of the Zell Group or any Other Covered Stockholders.

         (c) The term "Holder" means any (i) Zell Contracting Party or (ii) Other Covered Stockholder who is a party hereto or who executes and delivers to the Company a joinder agreement, agreeing to be legally bound by this Article V, in each case who owns of record Registrable Securities.

         (d)   The term "Rule 415 Offering" means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Act.

         (e) The term "Shelf Registration Statement" means a registration statement intended to effect a shelf registration in connection with a Rule 415 Offering.

         5.2   Shelf Registrations.

         (a) Shares and Warrant Shares. As soon as practicable after the Effective Date, but in any event no later than ninety (90) days after the Effective Date, the Company shall prepare and file with the SEC a Shelf Registration Statement (which shall include pledgees of any selling stockholder under the caption "plan of distribution" contained in such Shelf Registration Statement) with respect to all Shares and Warrant Shares and use its reasonable efforts to cause such Shelf Registration Statement to become effective and keep such registration statement effective until such time as all Shares and Warrant Shares have been sold or disposed of thereunder or sold, transferred or otherwise disposed of (other than pursuant to a pledge of such Registrable Securities) to a person that is not a Holder or, with respect to any Warrant Shares for which the Warrant has not been exercised prior to its expiration, until such time as the Warrant has expired. Notwithstanding the foregoing, if the Company shall furnish to Samstock a certificate signed by the Chief Executive, Chief Operating, or Chief Financial Officer of the Company stating that, in the good faith judgment of a majority of the Disinterested Directors, it would be materially detrimental to the Company for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the Samstock's request; provided, however, that the Company may not utilize this right more than once in any 12-month period.

         (b) Additional Shares. If the Company shall at any time receive a written request from Samstock (or its designee) on behalf of any Zell Affiliates who are the Holders of Registrable Securities that the Company file a Shelf Registration Statement with respect to any Registrable

Securities, then, within sixty (60) days after the receipt of such request, the Company shall prepare and file with the SEC a Shelf Registration Statement (which shall include pledgees of any selling stockholder in the "plan of distribution") with respect to all Registrable Securities which the Holders request to be registered and use its reasonable efforts to cause such Shelf Registration Statement to become effective and keep such Shelf Registration Statement effective until such time as all Registrable Securities covered thereby have been sold or disposed of thereunder or sold, transferred or otherwise disposed of (other than pursuant to a pledge of such Registrable Securities) to a person that is not a Holder. The rights to cause the Company to file a Shelf Registration Statement under this Section 5.2(b) shall be in addition to the rights to cause the Company to file a Shelf Registration Statement under Section 5.2(a). Notwithstanding the foregoing, if the Company shall furnish to Samstock a certificate signed by the Chief Executive, Chief Operating, or Chief Financial Officer of the Company stating that, in the good faith judgment of a majority of the Disinterested Directors, it would be materially detrimental to the Company for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the Samstock's request; provided, however, that the Company may not utilize this right more than twice in any 12-month period.

         (c) Schedule 13D Statement. Samstock and TNI covenant and agree that they will, and that they shall cause each Zell Affiliate which shall at any time hold Shares and/or Warrant Shares subject to Section 5.2(a) hereof to, include in any Schedule 13D filed by or on behalf of such Holder a statement to the effect that such Shelf Registration Statement was put in effect for the sole purpose of facilitating such Holder's ability to margin its stock and does not represent any present intention on behalf of the Holder to dispose of any Shares or Warrant Shares covered thereby. Halmostock covenants and agrees that it will, and that it shall cause each of its affiliates (other than Zell Affiliates) which shall at any time hold Shares and/or Warrant Shares subject to Section 5.2(a) hereof to, include in any Schedule 13D filed by or on behalf of such Holder a statement to the effect that such Shelf Registration Statement does not represent any present intention on behalf of the Holder to dispose of any Shares or Warrant Shares covered thereby.

         5.3 Additional Obligations of the Company. Whenever the Company has filed a Shelf Registration Statement under this Article V, the Company shall, as expeditiously as reasonably possible:

         (a) Prepare and file with the SEC such amendments and supplements to such Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered thereby.

         (b) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities covered by such Shelf Registration Statement owned by them.

         (c) Use its best efforts to register and qualify the securities covered by such Shelf Registration Statement under such other securities or Blue Sky laws of such states or other jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where it is not so subject.

         (d) Notify each Holder of Registrable Securities covered by such Shelf Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and then use its best efforts to promptly correct such statement or omission. Notwithstanding the foregoing and anything to the contrary set forth in this
Section 5.2, each Holder acknowledges that the Company shall have the right to suspend the use of the prospectus forming a part of a Shelf Registration Statement if such offering would interfere with a pending corporate transaction or for other reasons until such time as an amendment to the Shelf Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. Each Holder hereby covenants that it will (a) keep any such notice strictly confidential, and (b) not sell any shares of Common Stock pursuant to such prospectus during the period commencing at the time at which the Company gives the Holder notice of the suspension of the use of such prospectus and ending at the time the Company gives the Holder notice that it may thereafter effect sales pursuant to such prospectus. The Company shall only be able to suspend the use of such prospectus for periods aggregating no more than 90 days in respect of any registration.

         5.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Article V with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities and as may be required from time to time to keep such registration current.

         5.5 Expenses of Shelf Registration. All expenses incurred by or on behalf of the Company in connection with registrations, filings or qualifications pursuant to Section 5.2, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company. In no event shall the Company be obligated to bear any underwriting discounts or commissions or brokerage fees or commissions relating to Registrable Securities or the fees and expenses of counsel to the selling Holders.

         5.6 Indemnification. In the event any Registrable Securities are included in a Shelf Registration Statement under this Article V:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder and the affiliates of such Holder, and their respective directors, officers, general and limited partners, agents and representatives (and the directors, officers, affiliates and controlling persons thereof), and each other person, if any, who controls such Holder within the meaning of the Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such statement is not corrected in the final prospectus) contained therein or any amendments or supplements thereto,
(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such omission is not corrected in the final prospectus), or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, affiliate or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder or controlling person. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

         (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 5.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 5.6(b) exceed the gross proceeds from the offering received by such Holder.


         (c)   Promptly after receipt by an indemnified party under this Section
5.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to deliver written notice to the indemnifying party within a reasonable time after the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section
5.6 to the extent of such prejudice, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.6. The indemnified party shall have the right, but not the obligation, to participate in the defense of any action referred to above through counsel of its own choosing and shall have the right, but not the obligation, to assert any and all separate defenses, cross claims or counterclaims which it may have, and the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel has been specifically authorized in advance by the indemnifying party, (ii) there is a conflict of interest that prevents counsel for the indemnifying party from adequately representing the interests of the indemnified party or there are defenses available to the indemnified party that are different from, or additional to, the defenses that are available to the indemnifying party, (iii) the indemnifying party does not employ counsel that is reasonably satisfatory to the indemnified party within a reasonable period of time, or (iv) the indemnifying party fails to assume the defense or does not reasonably contest such action in good faith, in which case, if the indemnified party notifies the indemnifying party that it elects to employ separate counsel, the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party and the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party; provided, however, that, the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to one firm acting as local counsel) for all indemnified parties.

         (d)   The obligations of the Company and the holders under this Section
5.6 shall survive the completion of any offering of Registrable Securities in a Shelf Registration Statement under this Article V.

         (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement (if any) entered into in connection with any underwritten public offering of the

Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

         5.7 Reports Under the Exchange Act. With a view to making available to the holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (a) use its best efforts to make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required under the Act and the Exchange Act; and

         (c) furnish to any Holder forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, or as to whether it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information (and the Company shall take such action) as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         5.8 No Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Article V may only be assigned by a Holder to a transferee or assignee of any Registrable Securities if (i) such transferee or assignee is a Zell Contracting Party and
(ii) immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act.

         5.9 Waiver Procedures. The observance by the Company of any provision of this Article V may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Holders of a majority of the Registrable Securities, and any waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities.

         5.10 "Market Stand-off" Agreement. Any Holder of Registrable Securities, if requested by an underwriter of any registered public offering of Company securities being sold in a firm commitment underwriting, agrees not to sell or otherwise transfer or dispose of any Common Stock (or other Company Voting Securities) held by such Holder other than shares of Registrable Securities included in the registration during the seven days prior to, and during a period of up to 180 days following, the effective date of the registration statement. Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the required stand-off period.


                                  ARTICLE VI

                               CONFIDENTIALITY

 6.1   Confidential Material.

         (a)   Definitions.  For purposes of this Section 6.1:

               (i) The term "Confidential Material" means all information, whether oral, written or otherwise (including any information furnished prior to the execution of this Agreement), furnished by the Company to any member of the Zell Group or any of the Representatives (as defined below), and all notes, reports, analyses, compilations, studies and other materials prepared by the Zell Group or any of the Representatives (in whatever form maintained, whether documentary, computer storage or otherwise) containing or based upon, in whole or in part, any such information, and the fact that such information has been delivered to the Zell Group or any of its Representatives. The term "Confidential Material" does not include information which is or becomes generally available to the public other than as a result of a disclosure by any member of the Zell Group or any of the Representatives or becomes available to any member of the Zell Group or any of the Representatives on a non-confidential basis from any source that is not known by such member of the Zell Group or such Representative to be bound by an obligation of confidentiality to the Company.

               (ii) The term "Representatives" shall mean any and all employees, agents, financial advisors, partners, affiliates or other representatives of any member of the Zell Group.

         (b) Each member of the Zell Group and each of the Representatives will preserve the confidentiality of the Confidential Material and will not disclose any of the Confidential Material in any manner whatsoever; provided, however, that (i) the Zell Group may make any disclosure of such information to which the Company gives its prior consent, (ii) any of such information may be disclosed to the Representatives who need to know such information, and who are informed of the confidential nature of the Confidential Material and of the terms of this Section 6.1 and who agree to keep such information confidential,
(iii) any member of the Zell Group may make any disclosure of such information in connection with any activity which such member of the Zell Group reasonably believes to be in the best interests of the Company and not prohibited by this Agreement, provided the recipient of such information is informed of the confidential nature of the Confidential Material and of the terms of this
Section 6.1 and agrees to keep such information confidential and (iv) any member of the Zell Group may make any disclosure of such information to any other member of the Zell Group. In any event, the Zell Group will be responsible for any actions by the Representatives which are not in accordance with the provisions hereof.

         (c) If any member of the Zell Group or any of the Representatives are requested or required (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, any informal or formal investigation by any government or governmental agency or authority or otherwise) to disclose any Confidential Material or such person's opinion, judgment, view or recommendation concerning the Company as developed from the Confidential Material, the Zell Group agrees (i) to promptly notify the Company of the existence, terms and circumstances surrounding such a request, (ii) to the extent possible, to consult with the Company on the advisability of taking legally available steps to resist or narrow such request and (iii) if disclosure of such information is required, to furnish only that portion of the Confidential Material which, in the opinion of counsel to the relevant member of the Zell Group, the Zell Group is legally compelled to disclose, and to cooperate with any action by the Company to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Material.

         (d) Each Investor hereby acknowledges that the United States securities laws prohibit, in certain circumstances, any person who has received from an issuer material, non-public information, including certain information that may be part of the Confidential Material, while such information is non-public, from purchasing or selling securities of such issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

         (e) This Section 6.1 shall survive until the earlier of the fifth anniversary of this Agreement or two years following the date of termination of this Agreement.

                                 ARTICLE VII

                                MISCELLANEOUS

         7.1. CEO Search. The Company (represented by the Company's current chief executive officer and the chairman of the Board's Compensation Committee) and the Investors (represented by an individual designated by Samstock in its sole discretion) shall jointly conduct a search to find a replacement for the individual serving as the Company's chief executive officer as of the date of this Agreement, which search shall commence promptly upon the execution of this Agreement.

         7.2.  Term of Agreement; Certain Provisions Regarding Termination.

Unless this Agreement specifically provides for earlier or later termination with respect to any particular right or obligation, this Agreement shall terminate (a) contemporaneously with the termination of the Purchase Agreement in accordance with Section 8.1 thereof, or (b) if the Zell Group shall, at any time, sell or otherwise dispose of or otherwise cease to own Company Voting Securities such that the Zell Group beneficially owns in the aggregate Company Voting Securities representing less than 5% of the Combined Voting Power of all Company Voting Securities (calculated in accordance with Section 3.1 and including the Shares and, to the extent the Warrant has not been exercised or has not expired, the Warrant Shares).

         7.3 Legend and Stop Transfer Order. To assist in effectuating the provisions of this Agreement, each of the Investors hereby consents to the placement, in connection with the transactions contemplated by the Purchase Agreement or otherwise within 10 business days after any Company Voting Securities become subject to the provisions of this Agreement, of the applicable legend specified in the Assignment Agreement on all certificates representing ownership of Company Voting Securities owned of record or beneficially by any member of the Zell Group, until such shares are sold, transferred or disposed in a manner permitted hereby to a person who is not then a member of the Zell Group. The Company agrees to remove promptly all legends and stop transfer orders with respect to the transfer of Company Voting Securities being made to a person who is not then a member of the Zell Group in compliance with the provisions of this Agreement.

         7.4   Remedies.

         (a)   Each of the Investors and the Company acknowledge and agree that
(i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of the parties hereto, and (ii) the parties would be irreparably damaged in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that each party shall be entitled to preliminary and permanent injunctive relief to prevent breaches of the provisions of this Agreement by the other party (or its affiliates) without the necessity of proving actual damages or of posting any bond, and to enforce specifically the terms and provisions hereof and thereof in any court of the United States or any state thereof having jurisdiction, which rights shall be cumulative and in addition to any other remedy to which the parties may be entitled hereunder or at law or equity.

         (b) In addition to any other remedy the Company may have under this Agreement or in law or equity, if any member of the Zell Group shall acquire or transfer any Company Voting Securities in violation of this Agreement, such Company Voting Securities which are in excess of the number permitted to be owned or controlled by the Zell Group or which have been transferred by a member of the Zell Group in violation of the provisions of this Agreement may not be voted by the owner thereof or any proxy therefor.


         7.5 Additional Zell Group Parties; Several Obligations. All of the liabilities and obligations under this Agreement: (a) of members of the Zell Group who are Zell Affiliates shall be joint and several; (b) as between members of the Zell Group who are Zell Affiliates, on the one hand, and any other persons or groups who are not Zell Affiliates, on the other hand, shall be several and not joint. Notwithstanding anything to the contrary in this Agreement, in no event shall any member of the Zell Group who is a Zell Affiliate be responsible in any manner for any liability or obligation of any person or group who is not a Zell Affiliate. Notwithstanding anything to the contrary in this Agreement, in no event shall any member of the Zell Group who is not a Zell Affiliate be responsible in any manner for any liability or obligation of any person or group who is a Zell Affiliate. Notwithstanding anything to the contrary in this Agreement, no natural person or entity that is not a signatory party to this Agreement shall have any liability or obligation under this Agreement, except as otherwise provided in Section 7.12 of this Agreement. Each member of the Zell Group that shall become or have the right to become the beneficial owner, within the meaning and scope of Section 3.1 hereof, of Company Voting Securities shall, promptly upon becoming such owner or holder, execute and deliver to the Company a joinder agreement, agreeing to be legally bound by this Agreement to the same extent as if it had signed this Agreement as an original signatory as a member of the Zell Group (each such member of the Zell Group, a "Zell Contracting Party"); provided that failure to execute such an agreement shall not excuse such member's non-compliance with any provision of this Agreement. No member of the Zell Group shall transfer securities to another member of the Zell Group unless the transferee shall agree to be bound by this Agreement in the manner specified above in this Section 7.5.

         7.6 Notices. All notices, and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, to the appropriate address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice):

                      if to Samstock or TNI:

                      EGI-Transmedia Investors, L.L.C.
                      Two N. Riverside Plaza - Suite 600
                      Chicago, IL  60606
                      Attention:  F. Philip Handy
                      Fax: (312) 454-0610
                      with an additional copy to:

                      Rosenberg & Liebentritt, P.C.
                      Two N. Riverside Plaza - Suite 1600
                      Chicago, IL  60606
                      Attention:  Joseph M. Paolucci, Esq.
                      Fax: (312) 454-0335


                      if to Halmostock:

                      Halmostock Limited Partnership
                      21 W. Las Olas Boulevard
                      Ft. Lauderdale, FL 33301
                      Attention:  Steven J. Halmos
                      Fax: (954) 760-4983

                      with an additional copy to:

                      Kenny Nachwalter Seymour
                      Arnold Critchlow & Spector, P.A.
                      1100 Miami Center
                      201 South Biscayne Boulevard
                      Miami, Florida 33131-4327
                      Attention:  Thomas H. Seymour, Esq.
                      Fax: (305) 372-1861

                      if to the Company:

                      Transmedia Network Inc.
                      11900 Biscayne Boulevard
                      Miami, Florida  33181
                      Attention:  Chief Executive Officer
                      Fax: (305) 892-3342

                      with a copy to:

                      Morgan, Lewis & Bockius LLP
                      101 Park Avenue
                      New York, New York  10178
                      Attention:  Stephen P. Farrell, Esq.
                      Fax:  (212) 309-6273

         7.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties hereto agree that they will use their best efforts at all times to support and defend this Agreement.

         7.8 Amendments. This Agreement may be amended only by an agreement in writing signed by each of the parties hereto; provided, however, that any amendment executed by the Company must prior thereto be approved by a majority of the Disinterested Directors then in office.

         7.9   Governing Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

         7.10 Descriptive Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

         7.11 Counterparts; Facsimile Signatures. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same agreement. A facsimile copy of a signature of a party to this Agreement or any such counterpart shall be fully effective as if an original signature.

         7.12 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

         7.13 Assignments. This Agreement may not be assigned without the prior written consent of each party hereto, and any attempt to effect an assignment hereof without such consent shall be void.

         IN WITNESS WHEREOF, each of the Investors and the Company have executed this Amended and Restated Investment Agreement as of the date first above written.


                           INVESTORS:

                           EGI-TRANSMEDIA INVESTORS, L.L.C.


                                  /s/ Sheli Z. Rosenberg
                           By: ----------------------------
                                    Sheli Z. Rosenberg
                                    Vice President

                           SAMSTOCK, L.L.C.


                                  /s/ Sheli Z. Rosenberg
                           By: -----------------------------
                                    Sheli Z. Rosenberg
                                    Vice President

                           HALMOSTOCK LIMITED PARTNERSHIP
                           by Halmos Investments-Western, Inc.,

                           its general partner


                                 /s/ Steven J. Halmos
                           By: ------------------------------
                                Steven J. Halmos, President


                           COMPANY:

                           TRANSMEDIA NETWORK INC.


                                     /s/ Melvin Chasen
                           By: -------------------------------
                                Melvin Chasen, President and
                                Chief Executive Officer

                                                                EXHIBIT 10.5

              AMENDED AND RESTATED AGREEMENT AMONG STOCKHOLDERS

         This AMENDED AND RESTATED AGREEMENT AMONG STOCKHOLDERS ("Agreement") is dated as of March 3 , 1998, by and among Samstock, L.L.C., a Delaware limited liability company ("Samstock"), EGI-Transmedia Investors, L.L.C., a Delaware limited liability company ( formerly known as Transmedia Investors, L.L.C., "TNI", and together with Samstock, "Investor"), Melvin Chasen and Iris Chasen, each individually (collectively, "Stockholder"), and, solely for purposes of Sections 1(e), 2(a), 2(b) and 8 through 19 inclusive of this Agreement, Transmedia Network Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to them in Section 8 hereof.

                               R E C I T A L S

         WHEREAS, reference is hereby made to: (i) that certain Stock Purchase and Sale Agreement, dated as of November 6, 1997, (the "Purchase Agreement") among the Company and Investor, pursuant to which Investor agreed to purchase from the Company, and the Company has agreed to sell to Investor, (A) an aggregate of 2,500,000 newly issued shares of common stock of the Company, par value $.02 per share ("Common Stock"), and (B) warrants to purchase an additional 1,200,000 shares of Common Stock in the aggregate; (ii) that certain Assignment Agreement ("Assignment Agreement"), dated as of even date herewith, among the Company, Investor and Halmostock Limited Partnership, a Wyoming limited partnership ("Halmostock"), pursuant to which Investor has assigned to Halmostock its right to acquire from the Company pursuant to the Purchase Agreement (A) 352,941 shares of Common Stock and (B) warrants to acquire an additional 169,412 shares of Common Stock; (iii) that certain Amended and

Restated Investment Agreement, dated as of even date herewith, among the Company, Investor and Stockholder (the "Investment Agreement"); and (iv) that certain Agreement Among Stockholders, dated as of November 6, 1997, by and among, Investor, Stockholder and the Company (the "Original Agreement Among Stockholders"). Capitalized terms used and not defined in this Agreement shall have the meanings ascribed to them in the Investment Agreement.

         WHEREAS, Investor, Stockholder and the Company intend for this Agreement to amend, restate and supersede the Original Agreement Among Stockholders in its entirety.

         WHEREAS, as of the date hereof, Stockholder owns of record and/or beneficially, directly or indirectly, that number of shares of Common Stock, or options to purchase shares of Common Stock, set forth opposite Stockholder's name on Exhibit A hereto.

         WHEREAS, the parties desire that Stockholder grant Investor an irrevocable proxy to vote all Shares whether now owned or hereafter acquired by Stockholder, on the terms set forth in this Agreement.

         WHEREAS, the parties desire to establish certain rights and restrictions related to the transfer of Shares.

                              A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         Section 1.   Voting of Shares / Related Matters.

                 (a) Stockholder does hereby constitute and appoint Investor its true and lawful attorney and proxy during the period that this Agreement remains in force, to appear for, represent, and vote all Shares held by Stockholder, whether now owned or hereafter acquired, for Stockholder at all meetings of the stockholders of the Company, with power to vote upon any and all questions which may arise at any such meeting or meetings, as fully and with the same effect as if Stockholder had voted such Shares, subject, however, to any applicable voting restrictions contained in the Investment Agreement.

                 (b) Investor may vote on behalf of Stockholder in person or by proxy, and, promptly upon request from Investor, from time to time, Stockholder shall execute and deliver to Investor a separate written proxy conferring upon Investor, or such other person as Investor may designate, the full, irrevocable authority to vote all of such Stockholder's Shares, whether now owned or hereafter acquired, at any specified meeting of the stockholders of the Company, subject, however, to any applicable voting restrictions contained in the Investment Agreement.


                 (c) Irrespective of the grant of the proxies referred to in subparagraphs (a) and (b) above, in each event where Stockholder is entitled to vote any Shares, if and when requested by Investor, Stockholder shall vote all of the Shares, whether now owned or hereafter acquired, held by Stockholder which Stockholder is entitled to vote as directed by Investor, subject, however, to any applicable voting restrictions contained in the Investment Agreement.

                 (d) Stockholder hereby agrees that: (i) Investor may appoint any Affiliate of Investor to act on Investor's behalf or as Investor's successor under this Section 1 with the same power and authority conferred on Investor; and (ii) all power and authority conferred on Investor by this Section 1 is coupled with an interest and is irrevocable and, to the extent not prohibited by law, shall not be terminated by any act of Investor or Stockholder or by operation of law or by the occurrence of any event whatsoever, including without limitation, the death, incapacity, dissolution, liquidation, termination, bankruptcy, dissolution of marital relationship or insolvency of Investor or Stockholder or any similar event.

                 (e) Subject to any applicable voting restrictions contained in the Investment Agreement, Stockholder and the Company acknowledge that the Company shall be entitled to rely conclusively on any written direction or instruction received from Investor regarding any vote of Stockholder's Shares, and Investor agrees to furnish a copy of any such direction or instructions to Stockholder no later than the time such directions or instructions are provided to the Company. The Company agrees that it will not recognize any purported vote of Stockholder's Shares, except pursuant to written direction or instruction received from Investor.

         Section 2. Restrictions on Transfer and Related Matters / Permitted Transferees.

                 (a) Stockholder shall not Transfer any Shares except for a Transfer to a Permitted Transferee pursuant to Section 2(b) or a Transfer pursuant to Section 3, 4, 5 or 6, as applicable, and Investor shall not Transfer any Shares except for a Transfer to a Permitted Transferee pursuant to Section 2(b), or a Transfer pursuant to Sections 5 or 6, as applicable. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; and the Company shall refuse to recognize any such purported transferee of Shares as a holder of such Shares for any purpose.

                 (b) Notwithstanding anything to the contrary in Section 2(a) hereof, for purposes of this Agreement, Stockholder and Investor may Transfer Shares to a Permitted Transferee of such Stockholder or Investor, as the case may be, without complying with the provisions of Sections 3, 4, 5 or 6. As a condition to the effectiveness of any Transfer of Shares to a Permitted Transferee, the Permitted Transferee shall execute a counterpart to this Agreement, whereupon the Permitted Transferee shall hold Shares subject to all of the provisions of this Agreement, as if the Permitted Transferee were the

Person who transferred the Shares actually held by the Permitted Transferee. Notwithstanding anything to the contrary in this Agreement: (i) all rights and benefits originally granted to Stockholder or Investor under this Agreement shall remain with it or him (or Stockholder's duly appointed representative, in the event of Stockholder's death or incapacity), and shall not be assigned or transferred to their Permitted Transferees, notwithstanding any Transfer of Shares by them to their Permitted Transferees, as if Stockholder or Investor, as the case may be, who Transferred Shares to their Permitted Transferee were the holders of the Shares actually held by their Permitted Transferee; and (ii) no Permitted Transferee shall be entitled to exercise any right, satisfy any obligation or otherwise take any action or do anything under this Agreement, except through Stockholder or Investor, as the case may be, who Transferred Shares to its Permitted Transferee (or Stockholder's duly appointed representative, in the event of Stockholder's death or incapacity), as the representative for all of such party's Permitted Transferees.

         Section 3. Right of First Offer on Private Transfer. In the event that Stockholder wishes to sell for cash in a bona fide transaction with an independent third party, whether or not such third party has made an offer to purchase any of Stockholder's Shares, all or any portion of the Shares now owned or hereafter acquired by Stockholder, other than in a Public Sale, Stockholder shall first notify Investor in writing (the "Notice of Intended Sale") of the number of Shares for sale by Stockholder (the "Offered Shares") and the proposed price and other terms of sale. Investor thereupon shall have the right to purchase all (but not less than all) of the Offered Shares at the proposed price in cash and on the other proposed terms of sale. In order to exercise its purchase rights, within five (5) business days (two (2) business days in the event of a proposed sale of no more than 10,000 Shares in the aggregate) after receiving the Notice of Intended Sale from Stockholder, Investor shall deliver to Stockholder a written election (the "Election Notice") to purchase all of the Offered Shares. If Investor does not exercise its purchase rights with respect to all (and not less than all) of the Offered Shares within the time period as provided herein with respect to all of the Offered Shares, or fails to deliver the Election Notice within the time period provided, Stockholder shall be free for a period of ninety (90) days thereafter to complete a sale of the Offered Shares to any Person at or above the price in cash and on substantially the same terms as set forth in Stockholder's notice of intended sale. If such a sale is not consummated within such ninety (90) day period by Stockholder, the Offered Shares shall again be subject to a right of first offer by Investor under the provisions of this Section 3. Except as provided herein, Stockholder shall be bound by the restrictions and limitations imposed by this Agreement after any notice of a desire to sell is given and whether or not any such sale actually occurs. In the event Investor exercises its rights of first offer hereunder, Investor and Stockholder shall, as promptly as practicable and as a condition to their respective obligations hereunder, enter into such agreements and deliver such documents to one another as shall be necessary for the sale of Stockholder's Shares to Investor as contemplated hereby. Notwithstanding anything to the contrary in this Section 3, in the event that after Investor's receipt of the Notice of Intended Sale and prior to the earlier of (i) Stockholder's receipt of the Election Notice or (ii) 5:00 p.m. Eastern Time on the fourth (4th) day following Investor's receipt of the Notice of Intended Sale, the Market Price of the Shares increases or decreases by twenty percent (20%) or more as compared to the Market Price on the last trading day immediately prior to the date of Investor's receipt of the Notice of Intended Sale, Stockholder shall have the right to withdraw its Notice of Intended Sale by written notice to Purchaser, in which event the Notice of Intended Sale actually delivered by Stockholder to Investor shall be deemed for all purposes under this Section 3 as never having been delivered to Investor.

         Section 4. Right of First Offer on Public Sale. In the event that Stockholder wishes to sell for cash in a Public Sale all or any portion of the Shares now owned or hereafter acquired by Stockholder, whether or not any third party has made an offer to purchase any of Stockholder's Shares, Stockholder shall first notify Investor in writing (the "Notice of Intended Sale") of the number of Shares for sale by Stockholder (the "Offered Shares"). Investor thereupon shall have the right to purchase all or any part of the Offered Shares for cash at their Market Price on the last trading day immediately prior to the date of Investor's receipt of the Notice of Intended Sale. In order to exercise its purchase rights, within five (5) business days (two (2) business days in the event of a proposed Public Sale of no more than 10,000 Shares in the aggregate) after receiving the Notice of Intended Sale from Stockholder, Investor shall deliver to Stockholder a written election "Election Notice" to purchase so many of the Offered Shares as it may desire to purchase. If Investor does not exercise its purchase rights with respect to all of the Offered Shares within the time period as provided herein or fails to deliver the Election Notice within the time period provided, Stockholder shall be free for a period of ten
(10) days thereafter to complete a Public Sale of that number of Offered Shares with respect to which Investor failed to exercise its purchase rights. If such Public Sale is not consummated within such ten (10) day period by Stockholder, the Offered Shares shall again be subject to a right of first offer by Investor under the provisions of this Section 4. Except as provided herein, Stockholder shall be bound by the restrictions and limitations imposed by this Agreement after the Notice of Intended Sale is given and whether or not any such sale actually occurs. In the event Investor exercises its rights of first offer hereunder, Investor and Stockholder shall, as promptly as practicable and as a condition to their respective obligations hereunder, enter into such agreements and deliver such documents to one another as shall be necessary for the sale of Stockholder's Shares to Investor as contemplated hereby. Notwithstanding anything to the contrary in this Section 4, in the event that after Investor's receipt of the Notice of Intended Sale and prior to the earlier of (i) Stockholder's receipt of the Election Notice or (ii) 5:00 p.m. Eastern Time on the fourth (4th) day following Investor's receipt of the Notice of Intended Sale, the Market Price of the Shares increases or decreases by twenty percent (20%) or more as compared to the Market Price on the last trading day immediately prior to the date of Investor's receipt of the Notice of Intended Sale,

Stockholder shall have the right to withdraw its Notice of Intended Sale by written notice to Purchaser, in which event the Notice of Intended Sale actually delivered by Stockholder to Investor shall be deemed for all purposes under this
Section 4 as never having been delivered to Investor.

         Section 5. Co-Sale Rights. In the event that Investor enters into an agreement to sell to any independent third party or group of independent third parties, in a single transaction or related series of transactions, other than a Public Sale, such number of Shares as equals or exceeds more than ten percent (10%) of the Shares held by Investor, Investor shall first notify Stockholder in writing, of the identity of the proposed purchaser(s), the number of Shares proposed to be sold, the proposed purchase price and terms of sale and an estimate of the Transaction Costs (as defined below) (which estimate shall not be binding on Investor and shall have no effect on Investor's or Stockholder's rights or obligations under this Section 5). Stockholder thereupon shall have the right to participate in the proposed sale at the same net price per share and other terms of sale as offered to Investor. In order to exercise its co-sale rights, Stockholder, within ten (10) business days after receiving notice from Investor, shall deliver to Investor a written election to participate in the sale to the extent allowed by this Section 5. If Stockholder has elected to participate in the proposed sale, Stockholder shall be entitled to sell in the proposed sale a number of Shares equal to the product of (i) the quotient (the "Co-Sale Fraction") determined by dividing the number of Shares owned by Stockholder by the aggregate number of Shares owned by Stockholder, Investor and, if applicable, the Other Tag-Along Stockholders, multiplied by (ii) the total number of Shares to be sold by them in the proposed sale. Notwithstanding anything to the contrary in this Section 5, the sale proceeds to which Stockholder would otherwise be entitled by reason of its participation in a sale pursuant to this Section 5 shall be reduced by an amount equal to the product of Stockholder's Co-Sale Fraction multiplied by the sum of any costs, fees and expenses, including, without limitation, attorneys', accountants' and investment bankers' fees and expenses (collectively, "Transaction Costs"), incurred by Investor in connection with the sale or the exercise of Stockholder's or the Other Tag-Along Stockholders' rights under this Section 5. Stockholder shall, as promptly as practicable and as a condition to its participation, enter into such agreements as shall be reasonably requested by Investor for the sale of its Shares in the proposed sale.

         Section 6. Drag-Along Rights. Subject to Section 3 and Section 4, if Investor owns more Company Voting Securities than Stockholder and Investor enters into an agreement (including an agreement in principle) to sell all of its Shares to any purchaser or group of purchasers (other than any Permitted Transferees or Stockholder), in a single arms-length transaction or related series of arms-length transactions with an independent third party or group of independent third parties, Investor may require that Stockholder sell all of its Shares to such purchaser or group of purchasers at a net price and on terms and conditions the same as those on which Investor has agreed to sell its Shares; provided, however, that, notwithstanding the foregoing, prior to the second anniversary of this Agreement, Investor shall not be entitled to require Stockholder to sell its Shares at a net price of $6.00 per share or less. Investor shall give prompt notice to Stockholder that Investor has entered into an agreement of the type described in this Section 6, and Stockholder shall, as promptly as practicable, enter into such agreements as shall reasonably be requested by Investor for the sale of all the Shares in the proposed sale.

Notwithstanding anything to the contrary in this Section 6, the sale proceeds to which Stockholder would otherwise be entitled by reason of its participation in a sale pursuant to this Section 6 shall be reduced by an amount equal to the product of (i) the percentage of

Shares to be sold in the proposed sale owned by Stockholder, multiplied by (ii) the sum of any costs, fees and expenses, including, without limitation, attorneys', accountants' and investment bankers' fees and expenses, incurred by Investor in connection with the sale or the exercise of Investor's rights under this Section 6.

         Section 7. Stockholder Board Seat. So long as Investor is entitled to designate one or two directors in accordance with the provisions of Section 4.4 of the Investment Agreement and Stockholder and Stockholder's Permitted Transferees (other than any charitable organizations) own collectively of record and beneficially at least 950,000 shares of Common Stock, Investor shall vote all Company Voting Securities owned of record by Investor or with respect to which Investor has voting control in favor of the election of Melvin Chasen to the Company's Board of Directors.

         Section 8.   Certain Definitions.

         "Affiliate" means, with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person; "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Chasen Family Entity" means any corporation, partnership, limited liability company, trust, or other legal entity controlled by Chasen and wholly owned beneficially and of record by Chasen and/or Chasen's spouse, children, grandchildren, parents, siblings, in-laws, nieces and/or nephews or a trust established for any of their benefit, provided such trust is wholly controlled by Chasen.

         "Market Price" means the closing price of the Common Stock on the New York Stock Exchange (or, if not trading on the New York Stock Exchange, such other securities exchange or over the counter market on which the Company's Common Stock is then trading) as of the date of determination.

         "Other Tag-Along Stockholder" means Halmostock Limited Partnership and its Permitted Transferees under that certain Stockholders' Agreement, dated as of the date hereof, by and among Investor, Halmostock Limited Partnership and the Company.

         "Permitted Transferee" means:

           (i) with respect to the Transfer of Shares by Investor, any Affiliate of Investor or any stockholder, partner or member of any such

         Affiliate; and

           (ii) with respect to any Transfer of Shares by Stockholder, (A) any Chasen Family Entity, (B) any charitable organization as defined under Section 501(c)(3) of the Internal revenue Code of 1986, as amended, and (C) any other charitable organization(s), provided Stockholder does not Transfer to any such other charitable organization(s) in the aggregate over the term of this Agreement more than ten percent (10%) of the Shares in any single Transfer or series (related or unrelated) of Transfers.

         "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

         "Public Sale" means a bona fide sale of Shares either in "broker's transactions" within the meaning of Section 4(4) of the Securities Act of 1933, as amended, or in transactions directly with a "market maker" as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended.

   "Shares" means all shares of Company Voting Securities, whether now owned or hereafter acquired.

         "Transfer"means any voluntary or involuntary, direct or indirect, transfer, sale, assignment, donation, pledge, hypothecation, issuance, grant of a security interest in or other disposition or attempted disposition of Shares or any right or interest whatsoever therein, including, without limitation, by operation of law or otherwise, whether with or without consideration or value, and whether for cash, other securities or other property and specifically including any share for share or similar exchange; provided, however, that:

           (i) any pledge or hypothecation of or grant of security interest in Shares by any Stockholder which is either approved by Investor in writing prior to the pledge, hypothecation or grant of security interest or is effected by Investor or any Affiliate of Investor shall not constitute a "Transfer" of Shares for any purpose under this Agreement; and

           (ii) any Transfer effected as a result of a Stockholder's death, pursuant to the laws of descent and distribution, by operation of law or otherwise, to such Stockholder's spouse, children, grandchildren, parents, siblings, in-laws, nieces and/or nephews or a trust established for any of their benefit, shall not constitute a "Transfer" of Shares for any purpose under this Agreement, provided each transferee of Shares executes a counterpart to this Agreement, whereupon such transferee shall hold such Shares subject to all of the provisions of this Agreement, as if the transferor were the holder of Shares held by the transferee.


         Section 9. Notices. All notices, and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, to the appropriate address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice):

                    if to Investor:

                    EGI-Transmedia Investors, L.L.C.
                    Two N. Riverside Plaza - Suite 600
                    Chicago, IL  60606
                    Attention:  F. Philip Handy
                    Fax: (312) 454-0610
                    with an additional copy to:

                    Rosenberg & Liebentritt, P.C.
                    Two N. Riverside Plaza - Suite 1600
                    Chicago, IL  60606
                    Attention:  Joseph M. Paolucci, Esq.
                    Fax: (312) 454-0335

                    if to the Company:

                    Transmedia Network Inc.
                    11900 Biscayne Boulevard
                    Miami, Florida  33181
                    Attention:  Chief Executive Officer
                    Fax: (305) 892-3342

                    with an additional copy to:

                    Morgan, Lewis & Bockius LLP
                    101 Park Avenue
                    New York, New York  10178
                    Attention:  Stephen P. Farrell, Esq.
                    Fax:  (212) 309-6273

                    If to Stockholder:

                    Mr. Melvin Chasen
                    c/o Transmedia Network Inc.
                    11900 Biscayne Boulevard
                    Miami, Florida  33181
                    Attention:  Chief Executive Officer
                    Fax: (305) 892-3342


                    with an additional copy to:

                    Morgan, Lewis & Bockius LLP
                    101 Park Avenue
                    New York, New York  10178
                    Attention:  Stephen P. Farrell, Esq.
                    Fax:  (212) 309-6273

         Section 10. Termination. This Agreement shall terminate and its provisions shall be of no further force and effect if (i) the Zell Group shall, at any time, cease to own in the aggregate Company Voting Securities representing at least five percent (5%) of all Company Voting Securities outstanding or (ii) contemporaneously with the termination of the Purchase Agreement in accordance with Section 9.1 thereof.

         Section 11. Remedies. Any party having rights under this Agreement may enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and, accordingly, in addition to all other remedies available to any party, such party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violation of, the provisions of this Agreement.

         Section 12. Entire Agreement. This Agreement, together with the Purchase Agreement and the Investment Agreement, constitutes the entire agreement between the parties with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto. Except as contemplated by this Agreement, no Person who is not an original party to this Agreement may become a party hereto without the written consent of each of the parties hereto.

         Section 13. Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. A breach of any representation, warranty or covenant shall not be affected by the fact that a more general or more specific representation, warranty or covenant was not also breached.

         Section 14.  Counterparts.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

         Section 15. Severability. The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

         Section 16. Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

         Section 17. Binding Effect; Benefit, Non-circumvention. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No Stockholder shall take any action, alone or in concert with any other person, to circumvent any of the provisions of this Agreement.

         Section 18. Assignability. This Agreement shall not be assignable by any party without the prior written consent of each of the other parties.

         Section 19. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Agreement Among Stockholders as of the day and year first above written.

                        EGI-TRANSMEDIA INVESTORS, L.L.C.


                                 /s/ Sheli Z. Rosenberg
                        By: ---------------------------------
                            Sheli Z. Rosenberg, Vice President


                        SAMSTOCK, L.L.C.



                                 /s/ Sheli Z. Rosenberg
                        By: ------------------------------------
                            Sheli Z. Rosenberg, Vice President


                        /s/ Melvin Chasen
                        ---------------------------------
                        Melvin Chasen, individually


                        /s/ Iris Chasen
                        -------------------------------
                        Iris Chasen, individually


                        TRANSMEDIA NETWORK INC.


                                 /s/ Melvin Chasen
                        By: ---------------------------
                            Melvin Chasen, President and
                            Chief Executive Officer

                                                                 EXHIBIT A

              AMENDED AND RESTATED AGREEMENT AMONG STOCKHOLDERS
                     OWNERSHIP OF TRANSMEDIA NETWORK INC.
                           COMMON STOCK AND OPTIONS


Chasen Shares

Melvin Chasen Direct             684,961
Iris Chasen                      186,958
Iris Chasen                       13,820
Chasen Family Partnership        100,000
Chasen Family Partnership         39,600
Melvin Chasen - IRA               25,070
Melvin Chasen - Smith Barney         100
                               ---------
                               1,050,509


Options Schedule

Option Date   Exp. Date   Option Price   Shares Outstanding  Shares Exercisable
-----------   ---------   ------------   ------------------  ------------------
  4/14/97      4/14/07     $  4.3750           11,859                11,859

  4/14/97      4/14/07        4.3750            8,141                 8,141
  3/23/95      3/23/05       12.2500            7,500                 7,500
  3/23/95      3/23/05       12.2500           22,500                22,500
  3/22/94      3/22/04       15.0000           26,664                26,664
  3/22/94      3/22/04       15.0000           18,336                18,336
  9/20/93      9/20/98        7.4445           67,500                67,500
  5/19/92      5/19/02        4.8333          135,000               135,000
                                              -------               -------
                                              297,500               297,500

                                                               EXHIBIT 10.6

                           STOCKHOLDERS' AGREEMENT

         This STOCKHOLDERS' AGREEMENT ("Agreement") is dated as of March 3, 1998, by and among Samstock, L.L.C., a Delaware limited liability company ("Samstock"), EGI-Transmedia Investors, L.L.C., a Delaware limited liability company ( formerly known as Transmedia Investors, L.L.C., "TNI", and together with Samstock, "Investor"), Halmostock Limited Partnership, a Wyoming limited partnership ("Stockholder"), and, solely for purposes of Sections 1(e), 2(a), 2(b) and 7 through 19 inclusive of this Agreement, Transmedia Network Inc., a Delaware corporation (the "Company"). Capitalized terms used and not otherwise defined in this Agreement have the meanings ascribed to them in Section 7 hereof.

                               R E C I T A L S

         WHEREAS, reference is hereby made to: (i) that certain Stock Purchase and Sale Agreement, dated as of November 6, 1997, (the "Purchase Agreement") among the Company and Investor, pursuant to which Investor agreed to purchase from the Company, and the Company has agreed to sell to Investor, (A) an aggregate of 2,500,000 newly issued shares of common stock of the Company, par value $.02 per share ("Common Stock"), and (B) warrants to purchase an additional 1,200,000 shares of Common Stock in the aggregate; (ii) that certain Assignment Agreement ("Assignment Agreement"), dated as of even date herewith, among the Company, Investor and Stockholder, pursuant to which Investor has assigned to Stockholder its right to acquire from the Company pursuant to the Purchase Agreement (A) 352,941 shares of Common Stock and (B) warrants to acquire an additional 169,412 shares of Common Stock, and (iii) that certain Amended and Restated Investment Agreement, dated as of even date herewith, among the Company, Investor and Stockholder (the "Investment Agreement"). Capitalized terms used and not defined in this Agreement shall have the meanings ascribed to them in the Investment Agreement;

         WHEREAS, as of the date hereof, Stockholder owns of record and beneficially 92,000 and no more shares of Common Stock, and neither Stockholder nor any of its Affiliates owns of record and/or beneficially, directly or indirectly, any other shares of Common Stock, or options to purchase shares of Common Stock, other than pursuant to the Assignment Agreement;

         WHEREAS, the parties desire that Stockholder grant Investor an irrevocable proxy to vote all Shares whether now owned or hereafter acquired by Stockholder, on the terms set forth in this Agreement; and

         WHEREAS, the parties desire to establish certain rights and restrictions related to the transfer of Shares.

                              A G R E E M E N T

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

         Section 1.   Voting of Shares / Related Matters.

                 (a) Stockholder, on behalf of itself and each of its Affiliates, does hereby constitute and appoint Investor its true and lawful attorney and proxy during the period that this Agreement remains in force, to appear for, represent, and vote all Shares held by Stockholder and any of its Affiliates, whether now owned or hereafter acquired, for Stockholder and such Affiliates, at all meetings of the stockholders of the Company, with power to vote upon any and all questions which may arise at any such meeting or meetings, as fully and with the same effect as if Stockholder or such Affiliates had voted such Shares, subject, however, to any applicable voting restrictions contained in the Investment Agreement.

                 (b) Investor may vote on behalf of Stockholder and/or such Affiliates in person or by proxy, and, promptly upon request from Investor, from time to time, Stockholder shall, and shall cause its Affiliates to, execute and deliver to Investor a separate written proxy conferring upon Investor, or such other person as Investor may designate, the full, irrevocable authority to vote all of such Stockholder's or such Affiliates' Shares, whether now owned or hereafter acquired, at any specified meeting of the stockholders of the Company, subject, however, to any applicable voting restrictions contained in the Investment Agreement.

                 (c) Irrespective of the grant of the proxies referred to in subparagraphs (a) and (b) above, in each event where Stockholder or its Affiliates is entitled to vote any Shares, if and when requested by Investor, Stockholder shall, and shall cause its Affiliates to, vote all of the Shares, whether now owned or hereafter acquired, held by Stockholder or such Affiliates which Stockholder or such Stockholder Affiliate, is entitled to vote as directed by Investor, subject, however, to any applicable voting restrictions contained in the Investment Agreement.

                 (d)  Stockholder, on behalf of itself and its Affiliates,

hereby agrees that: (i) Investor may appoint any Affiliate of Investor to act on Investor's behalf or as Investor's successor under this Section 1 with the same power and authority conferred on Investor; and (ii) all power and authority conferred on Investor by this Section 1 is coupled with an interest and is irrevocable and, to the extent not prohibited by law, shall not be terminated by any act of Investor or Stockholder or any of Stockholder's Affiliates or by operation of law or by the occurrence of any event whatsoever, including without limitation, the death, incapacity, dissolution, liquidation, termination, bankruptcy, dissolution of marital relationship or insolvency of Investor or Stockholder or its Affiliates or any similar event.

                 (e) Subject to any applicable voting restrictions contained in the Investment Agreement, Stockholder and the Company acknowledge that the Company shall be entitled to rely conclusively on any written direction or instruction received from Investor regarding any vote of Shares held by Stockholder or its Affiliates, and Investor agrees to furnish a copy of any such direction or instructions to Stockholder no later than the time such directions or instructions are provided to the Company. The Company agrees that it will not recognize any purported vote of Shares held by Stockholder or its Affiliates, except pursuant to written direction or instruction received from Investor.

         Section 2. Restrictions on Transfer and Related Matters / Permitted Transferees.

                 (a) Stockholder shall not, and shall not permit any of its Affiliates, to Transfer any Shares except for a Transfer to a Permitted Transferee pursuant to Section 2(b) or a Transfer pursuant to Section 3, 4, 5 or 6, as applicable, and Investor shall not Transfer any Shares except for a Transfer to a Permitted Transferee pursuant to Section 2(b), or a Transfer pursuant to Sections 5 or 6, as applicable. If any Transfer is made or attempted contrary to the provisions of this Agreement, such purported Transfer shall be void ab initio; and the Company shall refuse to recognize any such purported transferee of Shares as a holder of such Shares for any purpose.

                 (b) Notwithstanding anything to the contrary in Section 2(a) hereof, for purposes of this Agreement, Stockholder and Investor may Transfer Shares to a Permitted Transferee of such Stockholder or Investor, as the case may be, without complying with the provisions of Sections 3, 4, 5 or 6. As a condition to the effectiveness of any Transfer of Shares to a Permitted Transferee, the Permitted Transferee shall execute a counterpart to this Agreement, whereupon the Permitted Transferee shall hold Shares subject to all of the provisions of this Agreement, as if the Permitted Transferee were the Person who transferred the Shares actually held by the Permitted Transferee. Notwithstanding anything to the contrary in this Agreement: (i) all rights and benefits originally granted to Stockholder or Investor under this Agreement shall remain with it or him (or Stockholder's duly appointed representative, in the event of Stockholder's death or incapacity), and shall not be assigned or transferred to their Permitted Transferees, notwithstanding any Transfer of

Shares by them to their Permitted Transferees, as if Stockholder or Investor, as the case may be, who Transferred Shares to their Permitted Transferee were the holders of the Shares actually held by their Permitted Transferee; and (ii) no Permitted Transferee shall be entitled to exercise any right, satisfy any obligation or otherwise take any action or do anything under this Agreement, except through Stockholder or Investor, as the case may be, who Transferred Shares to its Permitted Transferee (or Stockholder's duly appointed representative, in the event of Stockholder's death or incapacity), as the representative for all of such party's Permitted Transferees.

                 (c) Notwithstanding anything to the contrary in this Agreement, in order to ensure compliance with Article III of the Investment Agreement, prior to the fifth anniversary of the Closing Date (as defined in the Purchase Agreement), Stockholder shall not, directly or indirectly, by purchase or otherwise, acquire, offer to acquire, agree to acquire, become the beneficial owner of or obtain any rights in respect of, or sell, transfer any beneficial interest in, or otherwise dispose of or transfer, any Company Voting Securities, or take any action in furtherance thereof, or permit any of its respective Affiliates to do so, if any such action would result in the Zell Group's breach of any provision of Article III of the Investment Agreement, and, in such event, the Company shall refuse to recognize any such purported action, and such purported action shall be void ab initio. In the event of a breach of this
Section 2(c) by Stockholder, Stockholder shall indemnify and hold harmless Investor against any costs or expenses (including reasonable attorneys' fees), judgments, fines, losses, claims, damages and liabilities in connection with any claim, action, suit, proceeding or investigation arising from such breach by Stockholder.

         Section 3. Right of First Offer on Private Transfer. In the event that Stockholder or any of its Affiliates desires to sell for cash or other consideration in a bona fide transaction with an independent third party, whether or not such third party has made an offer to purchase any of Stockholder's Shares, all or any portion of the Shares now owned or hereafter acquired by Stockholder or any of its Affiliates, other than in a Public Sale, Stockholder shall first notify Investor in writing (the "Notice of Intended Sale") of the number of Shares for sale by Stockholder and/or its Affiliates (the "Offered Shares") and the proposed price and other terms of sale. Investor thereupon shall have the right to purchase all (but not less than all) of the Offered Shares at the proposed price in cash or other consideration and on the other proposed terms of sale all as specified in the Notice of Intended Sale. In order to exercise its purchase rights, within five (5) business days (two (2) business days in the event of a proposed sale of no more than 10,000 Shares in the aggregate) after receiving the Notice of Intended Sale from Stockholder, Investor shall deliver to Stockholder a written election (the "Election Notice") to purchase all of the Offered Shares. If Investor does not exercise its purchase rights with respect to all (and not less than all) of the Offered Shares within the time period as provided herein with respect to all of the Offered Shares, or fails to deliver the Election Notice within the time period provided: (i) Stockholder and its Affiliates shall be free for a period of ninety (90) days thereafter to complete a sale of the Offered Shares to any Person at or above the price specified in the Notice of Intended Sale and/or on substantially the same terms as set forth in the Notice of Intended Sale; and
(ii) Investor and Stockholder shall, and Investor and Stockholder shall cause their Affiliates to, as promptly as practicable and as a condition to their respective obligations hereunder, enter into such agreements and deliver such documents as shall be reasonably necessary for the sale of Stockholder's Shares to such Person as contemplated hereby. If such a sale is not consummated within such ninety (90) day period by Stockholder or its Affiliates, the Offered Shares shall again be subject to a right of first offer by Investor under the provisions of this Section 3. Except as provided herein, Stockholder shall, and shall cause its Affiliates to, be bound by the restrictions and limitations imposed by this Agreement after any notice of a desire to sell is given and whether or not any such sale actually occurs. In the event Investor exercises its rights of first offer hereunder, Investor and Stockholder shall, and Stockholder shall cause its Affiliates to, as promptly as practicable and as a condition to their respective obligations hereunder, enter into such agreements and deliver such documents to one another as shall be reasonably necessary for the sale of Stockholder's Shares to Investor as contemplated hereby. Notwithstanding anything to the contrary in this Section 3, in the event that after Investor's receipt of the Notice of Intended Sale and prior to the earlier of (A) Stockholder's receipt of the Election Notice or (B) 5:00 p.m. Eastern Time on the fourth (4th) day following Investor's receipt of the Notice of Intended Sale, the Market Price of the Shares increases or decreases by twenty percent (20%) or more as compared to the Market Price on the last trading day immediately prior to the date of Investor's receipt of the Notice of Intended Sale, Stockholder shall have the right to withdraw its Notice of Intended Sale by written notice to Purchaser, in which event the Notice of Intended Sale actually delivered by Stockholder to Investor shall be deemed for all purposes under this Section 3 as never having been delivered to Investor.

         Section 4. Right of First Offer on Public Sale. In the event that Stockholder or any of its Affiliates desires to sell for cash in a Public Sale all or any portion of the Shares now owned or hereafter acquired by Stockholder or such Affiliates, whether or not any third party has made an offer to purchase any of Stockholder's or such Affiliates' Shares, Stockholder shall first notify Investor in writing (the "Notice of Intended Sale") of the number of Shares for sale by Stockholder or such Affiliate (the "Offered Shares"). Investor thereupon shall have the right to purchase all or any part of the Offered Shares for cash at their Market Price on the last trading day immediately prior to the date of Investor's receipt of the Notice of Intended Sale. In order to exercise its purchase rights, within five
(5) business days (two (2) business days in the event of a proposed Public Sale of no more than 10,000 Shares in the aggregate) after receiving the Notice of Intended Sale from Stockholder, Investor shall deliver to Stockholder a written election "Election Notice" to purchase so many of the Offered Shares as it may desire to purchase. If Investor does not exercise its purchase rights with respect to all of the Offered Shares within the time period as provided herein or fails to deliver the Election Notice within the time period provided: (i) Stockholder and its Affiliates shall be free for a period of ten (10) days thereafter to complete a Public Sale of that number of Offered Shares with respect to which Investor failed to exercise its purchase rights; and (ii) Investor and Stockholder shall, and Investor and Stockholder shall cause their Affiliates to, as promptly as practicable and as a condition to their respective obligations hereunder, enter into such agreements and deliver such documents as shall be reasonably necessary for the sale of Stockholder's Shares in a Public Sale as contemplated hereby. If such Public Sale is not consummated within such ten (10) day period by Stockholder or its Affiliates, the Offered Shares shall again be subject to a right of first offer by Investor under the provisions of this Section 4. Except as provided herein, Stockholder shall, and shall cause its Affiliates to, be bound by the restrictions and limitations imposed by this Agreement after the Notice of Intended Sale is given and whether or not any such sale actually occurs. In the event Investor exercises its rights of first offer hereunder, Investor and Stockholder shall, and Stockholder shall cause its Affiliates to, as promptly as practicable and as a condition to their respective obligations hereunder, enter into such agreements and deliver such documents to one another as shall be reasonably necessary for the sale of Stockholder's Shares to Investor as contemplated hereby. Notwithstanding anything to the contrary in this Section 4, in the event that after Investor's receipt of the Notice of Intended Sale and prior to the earlier of (i) Stockholder's receipt of the Election Notice or (ii) 5:00 p.m. Eastern Time on the fourth (4th) day following Investor's receipt of the Notice of Intended Sale, the Market Price of the Shares increases or decreases by twenty percent (20%) or more as compared to the Market Price on the last trading day immediately prior to the date of Investor's receipt of the Notice of Intended Sale, Stockholder shall have the right to withdraw its Notice of Intended Sale by written notice to Purchaser, in which event the Notice of Intended Sale actually delivered by Stockholder to Investor shall be deemed for all purposes under this Section 4 as never having been delivered to Investor.

         Section 5. Co-Sale Rights. In the event that Investor enters into an agreement to sell to any independent third party or group of independent third parties, in a single transaction or related series of transactions, other than a Public Sale, such number of Shares as equals or exceeds more than ten percent (10%) of the Shares held by Investor, Investor shall first notify Stockholder in writing, of the identity of the proposed purchaser(s), the number of Shares proposed to be sold, the proposed purchase price and terms of sale and an estimate of the Transaction Costs (as defined below) (which estimate shall not be binding on Investor and shall have no effect on Investor's or Stockholder's rights or obligations under this Section 5). Stockholder thereupon shall have the right to participate in the proposed sale at the same net price per share and other terms of sale as offered to Investor. In order to exercise its co-sale rights, Stockholder, within ten (10) business days after receiving notice from Investor, shall deliver to Investor a written election to participate in the sale to the extent allowed by this Section 5. If Stockholder has elected to participate in the proposed sale, Stockholder shall be entitled to sell in the proposed sale a number of Shares equal to the product of (i) the quotient (the "Co-Sale Fraction") determined by dividing the number of Shares owned by Stockholder by the aggregate number of Shares owned by Stockholder, Investor and, if applicable, the Other Tag-Along Stockholder, multiplied by (ii) the total number of Shares to be sold by them in the proposed sale. Notwithstanding anything to the contrary in this Section 5, the sale proceeds to which Stockholder would otherwise be entitled by reason of its participation in a sale pursuant to this
Section 5 shall be reduced by an amount equal to the product of Stockholder's Co-Sale Fraction multiplied by the sum of any costs, fees and expenses, including, without limitation, attorneys', accountants' and investment bankers' fees and expenses (collectively, "Transaction Costs"), incurred by Investor in connection with the sale or the exercise of the Stockholder's or the Other Tag-Along Stockholder's rights under this Section 5. Stockholder shall, as promptly as practicable and as a condition to its participation, enter into such agreements as shall be reasonably requested by Investor for the sale of its Shares in the proposed sale.

         Section 6. Drag-Along Rights. Subject to Section 3 and Section 4, if Investor owns more Company Voting Securities than Stockholder and Investor enters into an agreement (including an agreement in principle) to sell all of its Shares to any purchaser or group of purchasers (other than any Permitted Transferees or Stockholder), in a single arms-length transaction or related series of arms-length transactions with an independent third party or group of independent third parties, Investor may require that Stockholder sell, and cause its Affiliates to sell, all of their Shares to such purchaser or group of purchasers at a net price and on terms and conditions the same as those on which Investor has agreed to sell its Shares; provided, however, that, notwithstanding the foregoing, Investor shall not be entitled to require Stockholder or any of its Affiliates to sell any of the 92,000 shares of Common Stock owned of record and beneficially by Stockholder as of the date of this Agreement at a net price below $7.11 per share. Investor shall give prompt notice to Stockholder that Investor has entered into an agreement of the type described in this Section 6, and Stockholder shall, and shall cause its Affiliates to, as promptly as practicable, enter into such agreements as shall reasonably be requested by Investor for the sale of all the Shares in the proposed sale. Notwithstanding anything to the contrary in this Section 6, the sale proceeds to which Stockholder or any of its Affiliates would otherwise be entitled by reason of its participation in a sale pursuant to this Section 6 shall be reduced by an amount equal to the product of (i) the percentage of Shares to be sold in the proposed sale owned by Stockholder or such Affiliates, multiplied by (ii) the sum of any costs, fees and expenses, including, without limitation, attorneys', accountants' and investment bankers' fees and expenses, incurred by Investor in connection with the sale or the exercise of Investor's rights under this Section 6.

         Section 7.   Certain Definitions.

         "Affiliate" means, with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person; "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

         "Halmos Controlled Entity" means any corporation, partnership, limited liability company, trust or other legal entity wholly controlled by Steven J. Halmos ("Halmos") and wholly owned beneficially and of record by Halmos and/or Halmos' wife, children, grandchildren, parents, siblings, in-laws, nieces, and/or nephews, or a trust established for any of their benefit, provided such trust is wholly controlled by Halmos, and/or any employees, officers, directors and other representatives of the Reunion Group, Inc.

         "Market Price" means the closing price of the Common Stock on the New York Stock Exchange (or, if not trading on the New York Stock Exchange, such other securities exchange or over the counter market on which the Company's Common Stock is then trading) as of the date of determination.

         "Other Tag-Along Stockholder" means Melvin Chasen, Iris Chasen and/or their Permitted Transferees under that certain Amended and Restated Agreement Among Stockholders, dated as of the date hereof, by and among Investor, Melvin Chasen, Iris Chasen and the Company.

         "Permitted Transferee" means:

               (i) with respect to the Transfer of Shares by Investor, any Affiliate of Investor or any stockholder, partner or member of any such Affiliate; and

               (ii) with respect to any Transfer of Shares by Stockholder, Steven J. Halmos, any Halmos Controlled Entity or any charitable organization as defined under Section 501(c)(3) of the Internal revenue Code of 1986, as amended (the "Code").

         "Person" means an individual, a corporation, a partnership, a limited liability company, a joint venture, an association, a joint-stock company, a trust, a business trust, a government or any agency or any political subdivision, any unincorporated organization or any other entity.

         "Public Sale" means a bona fide sale of Shares either in "broker's transactions" within the meaning of Section 4(4) of the Securities Act of 1933, as amended, or in transactions directly with a "market maker" as that term is defined in Section 3(a)(38) of the Securities Exchange Act of 1934, as amended.

         "Shares" means all shares of Company Voting Securities, whether now owned or hereafter acquired.

         "Transfer" means any voluntary or involuntary, direct or indirect, transfer, sale, assignment, donation, pledge, hypothecation, issuance, grant of a security interest in or other disposition or attempted disposition of Shares or any right or interest whatsoever therein, including, without limitation, by operation of law or otherwise, whether with or without consideration or value, and whether for cash, other securities or other property and specifically including any share for share or similar exchange; provided, however, that:

               (i) any pledge or hypothecation of or grant of security interest in Shares by Stockholder which is either approved by Investor in writing prior to the pledge, hypothecation or grant of security interest or is done by Investor or any Affiliate of

         Investor shall not constitute a "Transfer" of Shares for any purpose under this Agreement; and

               (ii) any Transfer done as a result of a Stockholder's death, pursuant to the laws of descent and distribution, by operation of law or otherwise, to such Stockholder's spouse, children, grandchildren, parents, siblings, in-laws, nieces and/or nephews or a trust established for any of their benefit, shall not constitute a "Transfer" of Shares for any purpose under this Agreement, provided each transferee of Shares executes a counterpart to this Agreement, whereupon such transferee shall hold such Shares subject to all of the provisions of this Agreement, as if the transferor were the holder of Shares held by the transferee.


         Section 8. Notices. All notices, and other communications hereunder shall be in writing and shall be deemed given if delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, facsimile, to the appropriate address or facsimile number set forth below (or at such other address or facsimile number for a party as shall be specified by like notice):

                   if to Investor:

                   EGI-Transmedia Investors, L.L.C.
                   Two N. Riverside Plaza - Suite 600
                   Chicago, IL  60606
                   Attention:  F. Philip Handy
                   Fax: (312) 454-0610

                   with an additional copy to:

                   Rosenberg & Liebentritt, P.C.
                   Two N. Riverside Plaza - Suite 1600
                   Chicago, IL  60606
                   Attention:  Joseph M. Paolucci, Esq.
                   Fax: (312) 454-0335

                   if to the Company:

                   Transmedia Network Inc.
                   11900 Biscayne Boulevard
                   Miami, Florida  33181

                   Attention:  Chief Executive Officer
                   Fax: (305) 892-3342

                   with an additional copy to:

                   Morgan, Lewis & Bockius LLP
                   101 Park Avenue
                   New York, New York  10178

                   Attention:  Stephen P. Farrell, Esq.
                   Fax:  (212) 309-6273

                   If to Stockholder:

                   Halmostock Limited Partnership
                   21 W. Las Olas Boulevard
                   Ft. Lauderdale, FL 33301
                   Attention:  Steven J. Halmos
                   Fax: (954) 760-4983

                   with an additional copy to:

                   Kenny Nachwalter Seymour
                   Arnold Critchlow & Spector, P.A.
                   1100 Miami Center
                   201 South Biscayne Boulevard
                   Miami, Florida 33131-4327
                   Attention:  Thomas H. Seymour, Esq.
                   Fax: (305) 372-1861

         Section 9. Termination. This Agreement shall terminate and its provisions shall be of no further force and effect if (i) the Zell Group shall, at any time, cease to own in the aggregate Company Voting Securities representing at least five percent (5%) of all Company Voting Securities outstanding or (ii) contemporaneously with the termination of the Purchase Agreement in accordance with Section 8.1 thereof.

         Section 10. Remedies. Any party having rights under this Agreement may enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and, accordingly, in addition to all other remedies available to any party, such party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce, or prevent any violation of, the provisions of this Agreement.

         Section 11. Prevailing Party's Attorneys' Fees. Notwithstanding anything to the contrary in this Agreement, in the event of a dispute among

Investor, Stockholder and/or their respective Affiliates concerning the interpretation or enforcement of any provision of this Agreement, the prevailing party shall be reimbursed by the non-prevailing party for all reasonable attorneys' fees and expenses incurred by the prevailing party in connection with such dispute. The Company shall not be bound by this Section 11.

         Section 12. Entire Agreement. This Agreement, together with the Purchase Agreement, the Assignment Agreement, the Investment Agreement and the other Transaction Documents (as defined in the Purchase Agreement), as the same may be amended by their terms from time to time, constitutes the entire agreement between the parties with respect to the subject matter hereof and shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. Any amendments, or alternative or supplementary provisions to this Agreement must be made in writing and duly executed by an authorized representative or agent of each of the parties hereto. Except as contemplated by this Agreement, no Person who is not an original party to this Agreement may become a party hereto without the written consent of each of the parties hereto.

         Section 13. Non-Waiver. The failure in any one or more instances of a party to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said party of any breach of any of the terms, covenants or conditions of this Agreement, shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. A breach of any representation, warranty or covenant shall not be affected by the fact that a more general or more specific representation, warranty or covenant was not also breached.

         Section 14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute but one instrument.

         Section 15. Severability. The invalidity of any provision of this Agreement or portion of a provision shall not affect the validity of any other provision of this Agreement or the remaining portion of the applicable provision.

         Section 16. Applicable Law. This Agreement shall be governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the internal laws of the State of Delaware applicable to contracts made in that State.

         Section 17. Binding Effect; Benefit, Non-circumvention. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and permitted assigns. Nothing in this Agreement, express or implied, is intended to confer on any person other than the parties hereto, and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement. No party hereto shall take any action, alone or in concert with any other person, to circumvent any of the provisions of this Agreement. Notwithstanding anything herein to the contrary, Steven J. Halmos shall not be personally liable for any obligation or liability whatsoever under this Agreement.

         Section 18. Assignability. This Agreement shall not be assignable by any party without the prior written consent of each of the other parties.

         Section 19. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this Stockholders' Agreement as of the day and year first above written.


                              EGI-TRANSMEDIA INVESTORS, L.L.C.

                                     /s/ Sheli Z. Rosenberg
                              By: ------------------------------
                                        Sheli Z. Rosenberg
                                        Vice President


                              SAMSTOCK, L.L.C.


                                     /s/ Sheli Z. Rosenberg
                              By: -------------------------------
                                       Sheli Z. Rosenberg
                                       Vice President


                              HALMOSTOCK LIMITED PARTNERSHIP
                              by Halmos Investments-Western, Inc., its general partner


                                          /s/ Steven Halmos
                              By: -------------------------------
                                       Steven Halmos, President


                              TRANSMEDIA NETWORK INC.



                                         /s/ Melvin Chasen
                              By: ----------------------------
                                  Melvin Chasen, President and
                                  Chief Executive Officer

                 [LETTERHEAD OF MORGAN, LEWIS & BOCKIUS LLP]


March 17, 1998


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Transmedia Network Inc.

Ladies and Gentlemen:

On behalf of Transmedia Network Inc., we are hereby transmitting for filing via EDGAR the Company's Report on Form 8-K.

If you have any questions with respect to this filing, please contact the undersigned at (212) 309-6032.


Very truly yours,



 /s/Susan LoFrumento
----------------------
Susan LoFrumento

Attachments

cc:  Transmedia Network